Filed pursuant to Rule 497(c)

File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

ALLIANZ NFJ GLOBAL DIVIDEND VALUE FUND

STATEMENT OF ADDITIONAL INFORMATION

June 26, 2009

This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectuses of Allianz Funds Multi-Strategy Trust (the “Trust”) relating to the Allianz NFJ Global Dividend Value Fund (the “Fund”) referred to herein as the “Prospectuses,” as supplemented from time to time. Through the Prospectuses and this Statement of Additional Information, the Trust offers five classes of shares of the Fund. Class A and Class C shares of the Fund are offered through the “Class A and Class C Allianz Multi-Strategy Funds Prospectus,” dated April 1, 2009, as supplemented. Class D shares of the Fund are offered through the “Class D Allianz Multi-Strategy Funds Prospectus,” dated April 1, 2009, as supplemented. Class P shares of the Fund are offered through the “Class P Allianz Multi-Strategy Funds Prospectus,” dated April 1, 2009, as supplemented. Institutional Class shares of the Fund are offered through the “Institutional Class Allianz Multi-Strategy Funds Prospectus,” dated April 1, 2009, as supplemented.

The prospectus that offers Class A and Class C shares is sometimes referred to as the “Class A and Class C Prospectus.” The Prospectus offering Class D shares is sometimes referred to as the “Class D Prospectus.” The Prospectus offering Class P shares is sometimes referred to as the “Class P Prospectus.” The Prospectus offering Institutional Class shares is sometimes referred to as the “Institutional Class Prospectus.”

A copy of any Prospectus, and Annual and Semiannual Reports corresponding to such Prospectus, as well as the Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares (the “Guide”), which is a part of this Statement of Additional Information, may be obtained free of charge at the address and telephone numbers listed below. The information contained in the Guide, which is Part II of this Statement of Additional Information, is incorporated by reference into this Part I of this Statement of Additional Information.

To obtain the Allianz Funds Multi-Strategy Trust Prospectuses, Annual and Semi-Annual Reports, Statements of Additional Information and the Guide, please contact:
Allianz Global Investors Distributors LLC
1345 Avenue of the Americas
New York, NY 10105
Telephone:	Class A and Class C - 1-800-426-0107
Class D - 1-888-877-4626
Class P and Institutional Class Shares - 1-800-498-5413

THE TRUST

Allianz Funds Multi-Strategy Trust (the “Trust”), is an open-end management investment company (“mutual fund”) that currently consists of sixteen separate investment series. The Trust was organized as a Massachusetts business trust on January 10, 2008.

This Statement of Additional Information relates to the prospectuses for the Allianz NFJ Global Dividend Value Fund (the “Fund”). The Trust offers other series through different prospectuses and a separate Statement of Additional Information and may, from time to time, create additional series offered through new, revised or supplemented prospectuses or private placement memoranda and Statements of Additional Information.

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) is the investment manager of the Fund. Allianz Global Fund Management is a wholly-owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”). The Fund’s sub-adviser is NFJ Investment Group LLC (“NFJ”), which is sometimes referred to in this section and the remainder of this Statement of Additional Information as the “Sub-Adviser.” Like the Manager, the Sub-Adviser is a wholly-owned indirect subsidiary of Allianz.

INVESTMENT OBJECTIVES AND POLICIES

In addition to the principal investment strategies and the principal risks of the Fund described in the Prospectuses, the Fund may employ other investment practices and may be subject to additional risks that are described below. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectuses, under “Investment Restrictions” in this Statement of Additional Information, or by applicable law, the Fund may engage in each of the practices described below. However, the Fund is not required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit the Fund. Unless otherwise stated herein, all investment policies of the Fund may be changed by the Board of Trustees without shareholder approval. In addition, the Fund may be subject to restriction on its ability to utilize certain investments or investment techniques. These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders.

Borrowing

Subject to the limitations described under “Investment Restrictions” below, the Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing, like other forms of leverage, will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

From time to time, the Trust may enter into, and make borrowings for temporary purposes related to the redemption of shares under, a credit agreement with third-party lenders. Borrowings made under such a credit agreement will be allocated among series of the Trust pursuant to guidelines approved by the Board of Trustees. In addition to borrowing money, the Fund may enter into reverse repurchase agreements, dollar rolls, sale-buybacks and other transactions that can be viewed as forms of borrowings.

A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price.

Dollar rolls are transactions in which the Fund sells mortgage-related securities, such as a security issued by the Government National Mortgage Association (“GNMA”), for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date at a pre-determined price. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar-roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities that are “substantially identical.” To be considered “substantially identical,” the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

The Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.

The Fund will typically segregate or “earmark” assets determined to be liquid by the Manager or the Fund’s Sub-Adviser in accordance with procedures established by the Board of Trustees and equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements, dollar rolls and sale-buybacks. Reverse repurchase agreements, dollar rolls and sale-buybacks involve leverage risk and the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities that the Fund sold and is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement, dollar roll or sale-buyback files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls will be subject to the Fund’s limitations on borrowings as specified under “Investment Restrictions” below.

Preferred Stock

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

The Fund may invest in preferred stocks that pay fixed or adjustable rates of return. Preferred shares are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed Rate Preferred Stocks. Some fixed rate preferred stocks in which the Fund may invest, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than and more sensitive to changes in interest rates than other types of preferred stocks that have a maturity date. The Fund may also invest in sinking fund preferred stocks. These preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on another type of preferred stocks in which the Fund may invest, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 7 or 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date, or upon notice, at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks are generally adjusted or reset frequently, the market values of these preferred stocks may still fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached. The auctions for auction preferred stock could fail if there are insufficient bidders and for other reasons, in which case the Fund as an owner may be required to hold the securities (which may continue to pay distributions at a contractually determined auction-failure rate) indefinitely and treat the securities as an illiquid investment.

Securities Loans

Subject to certain conditions described in the Prospectuses and below, the Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Manager or Sub-Adviser to be of satisfactory credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent.

The Fund may invest the cash collateral received (generally in money market investments or money market funds) or receive a fee from the borrower. In the case of cash collateral, the Fund typically pays a rebate to the borrower. Any such investment of cash collateral is generally at the sole risk of the Fund. Any losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at the Fund’s sole risk (except as provided below), and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash.

Although control over, and voting rights or rights to consent with respect to, the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice. The Fund may call such loans in order to sell the securities involved or, if the holders of the securities are asked to vote upon or consent to matters that the Sub-Adviser believes materially affect the investment, in order to vote the securities. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities.

The Fund does not currently have a program in place pursuant to which it may lend portfolio securities and does not expect to lend portfolio securities to a significant degree, but it may establish such a program in the future.

Convertible Securities and Synthetic Convertible Securities

Convertible securities are generally bonds, debentures, notes, preferred stocks or other securities or investments that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the “conversion price”). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives. Convertible securities have general characteristics similar to both debt and equity securities.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet.

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. Generally, if the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

To the extent consistent with its other investment policies, the Fund may also create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing element”) and the right to acquire an equity security (“convertible element”). The income-producing element is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible element is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing element and its convertible element. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index or security involved in the convertible element, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing element as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing element.

The Fund may also purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the investment.

Non-U.S. Securities

Non-U.S. or foreign securities include the following types of equity, equity-related and other securities (together, for these purposes, “non-U.S. securities”): securities of companies that derive at least 50% of their total profits or revenue from, or maintain at least 50% of their assets in, countries outside of the U.S. and that in addition are either organized or headquartered outside the U.S., have securities that are principally traded outside the U.S., or, in the case of other investment companies, invest primarily in such non-U.S. securities as defined in this paragraph. Such securities include, but are not limited to, U.S. dollar- or foreign currency-denominated corporate debt securities of non-U.S. issuers; non-U.S. equity securities; securities of U.S. issuers traded principally in non-U.S. markets; non-U.S. bank obligations; and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some non-U.S. securities may be restricted against transfer within the United States or to a United States person. The Sub-Adviser expects that the Fund’s non-U.S. investments will primarily be traded on recognized non-U.S. securities exchanges. However, the Fund may also invest in securities that are traded only over-the-counter, either in U.S. or in non-U.S. markets, when the Sub-Adviser believes that such securities are not publicly traded either in the U.S. or non-U.S. markets. For more information about how the Sub-Adviser may define non-U.S. securities for purposes of asset tests and investment restrictions, see “Characteristics and Risks of Securities and Investment Techniques—Non-U.S. Securities” in the Prospectuses.

American Depositary Receipts (“ADRs”) are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a non-U.S. issuer. European Depositary Receipts (“EDRs”) are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. Global Depositary Receipts (“GDRs”) may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on non-U.S. portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), market disruption, the possibility of security suspensions, political instability that can affect U.S. investments in non-U.S. countries and potential restrictions on the flow of international capital. In addition, non-U.S. securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities that are denominated or quoted in currencies other than the U.S. dollar. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.

The Fund’s investments in foreign currency-denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference could cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income in order to continue to qualify as a regulated investment company for federal tax purposes. See “Taxation.”

Emerging Market Securities. The risks of investing in foreign securities are particularly high when the issuers are tied economically to countries with developing (or “emerging market”) economies. Countries with “emerging market” economies are those with securities markets that are, in the opinion of the Sub-Adviser, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Foreign Debt Obligations. The debt obligations of foreign governments and their agencies and instrumentalities may or may not be supported by the full faith and credit of the foreign government. The Fund may invest in securities issued by certain “supra-national” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

The governmental members of these supra-national entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will be able or willing to honor their capitalization commitments for those entities.

Passive Foreign Investment Companies. Some corporations domiciled outside the U.S. in which the Fund may invest may be considered passive foreign investment companies (“PFICs”) under U.S. tax laws. PFICs are those foreign corporations that generate primarily passive income, and can include “growth companies” or “start-up” companies.

Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There is also the risk that the Fund may not realize that a foreign corporation they invest in is a PFIC for federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. Following industry standards, the Fund intends to comply with federal tax reporting of these investments. See “Taxation” below for a more detailed discussion of the tax consequences of the Fund’s investment in PFICs.

Subject to applicable limits under the 1940 Act, the Fund may also invest in foreign mutual funds that are also deemed PFICs (since nearly all of the income of a mutual fund is generally passive income). Investing in these types of PFICs may allow exposure to various countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. In addition to bearing their proportionate share of a fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Additional risks of investing in other investment companies are described below under “Other Investment Companies.”

Foreign Currencies and Related Transactions

Subject to applicable limits set forth in the Prospectuses and this Statement of Additional Information, the Fund may invest in or utilize foreign currencies, forward foreign currency exchange contracts, foreign currency futures contracts, options on foreign currencies and foreign currency futures, currency swap transactions and other foreign currency-related transactions, these transactions may be used for a variety of reasons, including to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies, to increase exposure to a foreign currency for investment or hedging purposes, or to shift exposure of foreign currency fluctuations from one currency to another.

The Fund may (but is not required to) hedge some or all of its exposure to foreign currencies derived through its investments to reduce the risk of loss due to fluctuations in currency exchange rates. Suitable currency hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time when it may be beneficial to do so. Foreign currency transactions may also be unsuccessful and may result in losses or may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain that might be realized by the Fund if the value of the hedged currency increases.

Forward foreign currency exchange contracts may be used for a variety of reasons, including the following circumstances:

Lock In. When the Fund desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge. If the Fund wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Sub-Adviser believes that the Fund can benefit from price appreciation in a given country’s currency but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the Fund would hope to benefit from an increase (if any) in the value of the security.

Proxy Hedge. The Fund might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Fund’s dividend distribution and are not reflected in its yield.

Tax Consequences of Hedging. Under applicable tax law, the Fund’s hedging activities could result in the application of special tax rules, which could ultimately affect the amount, timing, and character of distributions to shareholders. Certain of the Fund’s hedging transactions are also likely to produce a difference between its book income and tax income, which could cause a portion of the Fund’s income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income in order to continue to qualify as a regulated investment company for federal tax purposes. See “Taxation” below for further details.

Among the risks facing the Fund when it utilizes foreign currencies and related transactions is the risk that the relative value of currencies will be different than anticipated by the Fund’s Sub-Adviser. The Fund will segregate assets determined to be liquid by the Manager or Sub-Adviser in accordance with procedures established by the Board of Trustees to cover forward currency contracts entered into for non-hedging purposes. Please see “Derivative Instruments” below for a description of other foreign currency related transactions that may be used by the Fund.

Derivative Instruments

Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. Examples of derivatives and information about some types of derivatives and risks associated therewith follows. The derivatives market is always changing and the Fund may invest in derivatives other than those shown below.

The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to utilize these instruments successfully may depend in part upon its ability to forecast interest rates and other economic factors correctly. If the Fund incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

The Fund may not employ any of the strategies described herein, and no assurance can be given that any strategy used will succeed. If the Fund incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of derivative strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. The Fund’s use of derivatives may accelerate or increase the amount of ordinary income recognized by its shareholders.

Options on Securities and Indexes. As described under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in the Prospectuses, the Fund may, among other things, purchase and sell put and call options on equity, debt or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) System or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue from a dealer. Among other reasons, the Fund may purchase put options to protect holdings in an underlying or related security against a decline in market value, and may purchase call options to protect against increases in the prices of securities it intends to purchase pending its ability to invest in such securities in an orderly manner.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

The Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the

Manager or Sub-Adviser in accordance with procedures established by the Board of Trustees in such amount are segregated) upon conversion or exchange of other securities held by the Fund. A call option on a security is also “covered” if the Fund does not hold the underlying security or have the right to acquire it, but the Fund segregates assets determined to be liquid by the Manager or Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount equal to the contract value of the position (minus any collateral deposited with a broker-dealer), on a mark-to-market basis (a so-called “naked” call option). The Fund may not write “naked” call options on individual securities other than exchange traded funds (“ETFs”). For a call option on an index, the option is covered if the Fund segregates assets determined to be liquid by the Manager or Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same index or security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is segregated by the Fund in assets determined to be liquid by the Manager or Sub-Adviser in accordance with procedures established by the Board of Trustees. A put option on a security or an index is “covered” if the Fund segregates assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is segregated by the Fund in assets determined to be liquid by the Manager or Sub-Adviser in accordance with procedures established by the Board of Trustees.

If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option with the same terms. In addition, the Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option that is sold. There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date. See “Taxation.”

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued in accordance with the Trust’s valuation policies and procedures. See “Net Asset Value.”

OTC Options. The Fund may also purchase and write over-the-counter (“OTC”) options. OTC options differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Fund may be required to treat as illiquid OTC options purchased and securities being used to cover certain written OTC options, and they will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment. The Fund may also purchase and write so-called dealer options.

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities, including ETFs, and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a call option that it had written on a security held in its portfolio, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option on an individual security held in the Fund’s portfolio, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price (the “strike price”) of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security or index position decline. Similarly, as the writer of a call option on a securities index or ETF, the Fund forgoes the opportunity to profit from increases in the index or ETF over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline.

The value of call options written by the Fund will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The hours of trading for options may not conform to the hours during which the securities held by the Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets. In addition, the Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions that could adversely affect the Fund to the extent it engages in options transactions.

If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security or index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security or index is purchased to hedge against price movements in a related security or index, the price of the put or call option may move more or less than the price of the related security or index. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. Similarly, if restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index or ETF written by the Fund is covered by an option on the same index or ETF purchased by the Fund, movements in the index or ETF may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding (based, in part, on the extent of correlation (if any) between the performance of the index or ETF and the performance of the Fund’s portfolio securities).

Foreign Currency Options. The Fund may buy or sell put and call options on foreign currencies in various circumstances, including, but not limited to, as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated or to cross-hedge or in an attempt to increase the total return when the Sub-Adviser anticipates that the currency will appreciate or depreciate in value. In addition, the Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of the Fund to reduce foreign currency risk using such options.

Futures Contracts and Options on Futures Contracts. The Fund may use interest rate, foreign currency, index and other futures contracts, and options on such contracts. For example, the Fund may invest in foreign exchange futures contracts and options thereon (“futures options”) that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. The Fund may also enter into futures contracts for the purchase or sale of securities. The Fund may purchase and sell futures contracts on various securities indexes (“Index Futures”) and related options for hedging purposes and for investment purposes. For example, the Fund may invest in Index Futures and related options when the Sub-Adviser believes that there are not enough attractive securities available to maintain the standards of diversification and liquidity set for the Fund pending investment in such securities if or when they do become available. Through the use of Index Futures and related options, the Fund may diversify risk in its portfolio without incurring the substantial brokerage costs that may be associated with investment in the securities of multiple issuers. The Fund may also minimize potential market and liquidity problems that may result from increases in positions already held by the Fund. The Fund’s purchase and sale of Index Futures is limited to contracts and exchanges that have been approved by the Commodity Futures Trading Commission (“CFTC”).

Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time.

An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index (“Index”) at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through all major commodity brokers. The Fund will ordinarily be able to close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. As described below, the Fund will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when the Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

The Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions that remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time the Fund purchases such instruments. Positions in Index Futures may be closed out by the Fund only on the futures exchanges upon which the Index Futures are then traded.

The following example illustrates generally the manner in which Index Futures operate. The Standard & Poor’s 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell

100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

A public market exists in futures contracts covering a number of Indexes as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts in which the Fund may invest will be developed and traded in the future.

The Fund may purchase and write call and put options on futures contracts (“futures options”). Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to segregate a specified amount of assets determined to be liquid by the Manager or Sub-Adviser in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund would ordinarily earn interest income on initial margin deposits. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Any transaction costs must also be included in these calculations.

Commodity Futures Contracts and Options on Commodity Futures Contracts. In addition to other futures contracts and options thereon, the Fund may invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed upon when the contract is made.

Limitations on Use of Futures and Futures Options. The Fund may enter into positions in futures contracts and related options for hedging purposes, for example, to hedge against changes in interest rates, foreign currency exchange rates or securities prices. In addition, the Fund may utilize futures contracts for investment and/or speculative purposes. For instance, the Fund may invest to a significant degree in Index Futures on stock indexes and related options (including those that may trade outside of the United States) as an alternative to purchasing individual stocks in order to gain or adjust their exposure to a particular market. The Fund may also use these investments to hedge against changes in the value of securities that the Sub-Adviser intends to purchase for the portfolio.

When purchasing a futures contract, the Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Manager or Sub-Adviser in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the total market value of (or in certain cases, the obligation under) the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Manager or Sub-Adviser in accordance with procedures established by the Board of Trustees that are equal to the market value of the instruments underlying the contract (or in certain cases, the Fund’s obligation under the contract). Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

When selling a call option on a futures contract, the Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Manager or Sub-Adviser in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or by taking other offsetting positions.

When selling a put option on a futures contract, the Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Manager or Sub-Adviser in accordance with procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or by taking other offsetting positions.

The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See “Taxation.”

The Trust is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In the case of futures contracts used for hedging purposes, some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of a security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle. For example, if the price of the futures contract moves more than the price of the hedged security, the Fund would experience either a loss or gain on the future that is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, the Fund may not choose to use futures and/or suitable hedging transactions may not be available in all circumstances. Even if a hedge is executed successfully, the Fund’s return may have been higher if no hedging had been attempted.

Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures position or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Certain Consequences of Hedging. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Fund’s dividend distributions and are not reflected in yield. Under applicable federal tax law, the Fund’s hedging activities could result in the application of special tax rules, which could ultimately affect the amount, timing, and character of distributions to shareholders. Certain of the Fund’s hedging transactions are also likely to produce a difference between its book income and tax income, which could cause a portion of the Fund’s income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income in order to continue to qualify as a regulated investment company for federal tax purposes. See “Taxation” below for further details.

Additional Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities that underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks that subject the Fund’s investments to greater volatility than investments in traditional securities.

Additional Risks of Options on Securities or Indexes, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon. Options on securities or indexes, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to utilize these instruments successfully may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. If the Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to risk of loss. In addition, the Fund’s use of such instruments may increase or accelerate the amount of ordinary income recognized by its shareholders.

Swap Agreements. The Fund may enter into swap agreements with respect to interest rates, currencies, indexes or baskets of securities (or a single security) and other assets or measures of risk or return. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties generally are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The Fund also may enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered through the segregation of assets determined to be liquid by the Manager or Sub-Adviser in accordance with procedures established by the Board of Trustees. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Whether the Fund’s use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on the Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the CEA and therefore are not regulated as futures or commodity option transactions under the CEA.

Short Sales

The Fund may engage in short sales transactions. The Fund may make use of short sales for investment and risk management purposes, including when the Sub-Adviser anticipates that the market price of securities will decline or will underperform relative to other securities held in the Fund’s portfolio. Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward, futures or other derivative contract) that it does not own. Short exposure with respect to securities or market segments may also be achieved through the use of derivatives, such as futures on indices or swaps on individual securities. To the extent the Fund seeks to obtain some or all of its short exposure by using derivative instruments instead of engaging directly in short sales on individual securities, it will be subject to many of the risks described in this section, as well as to those described under “Derivative Instruments” above. When the Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Until the Fund replaces a borrowed security, the Fund is required to maintain during the period of the short sale the short sales proceeds that the broker holds and any additional assets the lending broker requires as collateral. The Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Fund may engage in short sales that are not “against the box,” which involve additional risks. The Fund’s loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. The use by the Fund of short sales (or other short positions) in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long equity positions will decline in value at the same time that the value of the securities it has sold short increase, thereby increasing potential losses to the Fund. In addition, the Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by the Fund. See “Leveraging Risk.” Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

In the view of the Securities and Exchange Commission (“SEC”), a short sale may involve the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box,” or unless the Fund’s obligation to deliver the securities sold short is “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the current market value of the securities sold short.

The Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund’s total assets.

The Fund’s short sale transactions will likely increase the portion of the Fund’s distributions that are taxable to Fund shareholders as ordinary income. See “Taxation.”

Commodities

The Fund may invest in instruments that provide exposure to, and are subject to the risks of, investments in precious metals and other commodities. These may include futures, options, swaps and other instruments, the return on which is dependent upon the return of one or more commodities or commodity indices. Commodities may include, among other things, oil, gas, timber, farm products, minerals, precious metals (e.g., gold, silver, platinum, and palladium) and other resources. In addition, the Fund may invest in companies (such as mining, dealing or transportation companies) with substantial exposure to commodities markets or investments in commodities, and through these investments may be exposed to the risks of investing in commodities. Commodities generally and particular commodities have, at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of commodities may be, however, less subject to local and company-specific factors than securities of individual companies. As a result, commodity prices may be more or less volatile in price than securities of companies engaged in commodity-related businesses. Investments in commodities can also present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. To the extent that the Fund invests in companies that mine, deal in or are otherwise exposed to these risks, the Fund will also be subject to these risks.

For the Fund to qualify as a regulated investment company under current federal tax law, gains from selling precious metals and other forms of “non-qualifying” income may not exceed 10% of the Fund’s gross income for its taxable year. See “Taxation.” This tax requirement could cause the Fund to hold or sell precious metals or securities when it would not otherwise do so, or may otherwise limit the manner or extent to which the Fund seeks exposure to such commodities.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Manager or Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although the Fund may earn income on segregated securities. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Fund either (i) segregates until the settlement date assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. The Fund may also enter into forward commitments for the purchase or sale of foreign currencies. Forward commitments may be considered securities themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. the Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

Rights and Warrants to Purchase Securities

A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

Warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless. Rights and warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

Repurchase Agreements

For the purposes of maintaining liquidity and achieving income, the Fund may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The Manager and the Sub-Adviser, as appropriate, will monitor the creditworthiness of the counterparties.

Other Investment Companies

The Fund may invest in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act and related rules and any exemptive relief from or interpretations of the SEC.

The Fund may invest in other investment companies during periods when there is a shortage of attractive securities available in the market, or when the Sub-Adviser believes share prices of other investment companies offer attractive values. The Fund may also invest in other investment companies because the laws of some foreign countries may make it difficult or impossible for the Fund to invest directly in issuers organized or headquartered in those countries, or may limit such investments. The most efficient, and sometimes the only practical, means of investing in such companies may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers. The Fund may invest in investment companies that are advised by Allianz Global Fund Management or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC.

As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. The Fund’s shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the same risks of leverage described in the Prospectuses and herein.

Illiquid Securities

The Fund may invest in securities that are illiquid, so long as no more than 15% of the net assets of the Fund (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. The Sub-Adviser may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.

The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Depending on the circumstances, illiquid securities may be considered to include, among other things, written over-the-counter options and other derivative instruments, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits that are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities), and other securities that legally or in the Manager’s or Sub-Adviser’s opinion may be deemed illiquid (not including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that the Manager or Sub-Adviser has determined to be liquid under procedures approved by the Board of Trustees).

Corporate Debt Securities

The Fund may invest in a variety of bonds and related debt obligations of varying maturities issued by U.S. and non-U.S. companies, banks and other corporate entities. Corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.

The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt securities may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

U.S. Government Securities

U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. Although U.S. Government-sponsored enterprises such as the Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), and FNMA may be chartered or sponsored by Congress, they are not funded by Congressional appropriation and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and include increased credit risks. Until recently, FNMA and FHLMC were government-sponsored enterprises owned entirely by private stockholders. The value of these entities’ stock fell sharply in 2008 due to concerns that the entities did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the entities’ stock. More recently, in September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

In addition to placing FNMA and FHLMC in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to both companies. First, the U.S. Treasury entered into Preferred Stock Purchase Agreements (“PSPAs”) under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the entity in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the U.S. Treasury established a new secured-lending credit facility that is available to FNMA and FHLMC until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which is expected to continue until December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and PSPAs are both intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations, however, no assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

High Yield Securities (“Junk Bonds”)

The Fund may invest in debt securities, including convertible securities, that are below investment grade quality. A security is considered to be below “investment grade” quality if it is either (1) not rated in one of the four highest rating categories by one of the Nationally Recognized Statistical Rating Organizations (“NRSROs”) (i.e., rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) or BB or below by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”)) or (2) if unrated, determined by the Sub-Adviser to be of comparable quality to obligations so rated. Additional information about Moody’s, S&P’s and Fitch’s securities ratings are included in Appendix A to this Statement of Additional Information.

Below investment grade securities are sometimes referred to as “high yield securities” or “junk bonds.” Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated debt securities. While investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, investments in high yield securities typically entail greater price volatility as well as principal and income risk. High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The Fund may continue to hold high yield securities following a decline in their rating if in the opinion of the Manager or the Sub-Adviser, as the case may be, it would be advantageous to do so. Investments in high yield securities are described as “speculative” by ratings agencies. Securities ranked in the lowest investment grade category may also be considered speculative by certain ratings agencies.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities are likely to be sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund investing in such securities may incur additional expenses to seek recovery. The market prices of high yield securities structured as “zero-coupon” or “pay-in-kind” securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash. Even though such securities do not pay current interest in cash, the Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Prices of high yield securities are generally more sensitive to economic downturns or individual corporate developments than higher quality securities. The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the Fund’s daily net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value lower rated securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The average maturity or duration of the debt securities in the Fund’s portfolio may vary in response to anticipated changes in interest rates and to other economic factors. Securities may be bought and sold in anticipation of a decline or a rise in market interest rates. In addition, the Fund may sell a security and purchase another of comparable quality and maturity (usually, but not always, of a different issuer) at approximately the same time to take advantage of what are believed to be short-term differentials in values or yields.

Inflation-Indexed Bonds

The Fund may invest in inflation-indexed bonds, which are debt obligations whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Many other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed bonds issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other inflation-related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to provide protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Delayed Funding Loans and Revolving Credit Facilities

The Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

The Fund may acquire a participation interest in delayed funding loans or revolving credit facilities from a bank or other financial institution. See “Loan Participations and Assignments” below. The terms of the participation require the Fund to make a pro rata share of all loans extended to the borrower and entitle the Fund to a pro rata share of all payments made by the borrower. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and also limited opportunities may exist to resell such investments. These instruments may often be illiquid. See “Characteristics and Risks of Securities and Investment Techniques—Illiquid Securities” in the Prospectuses. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. To the extent that the Fund is committed to advance additional funds, it will at all times segregate assets that the Manager or the Sub-Adviser, in accordance with procedures established by the Board of Trustees, have determined are liquid in an amount sufficient to meet such commitments.

Event-Linked Bonds

The Fund may invest in “event-linked bonds.” Event-linked bonds, which are sometimes referred to as “catastrophe bonds,” are debt obligations for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history for many of these securities, and there can be no assurance that a liquid market in these bonds will develop. See “Characteristics and Risks of Securities and Investment Techniques—Illiquid Securities” in the Prospectuses. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so.

Loan Participations and Assignments

The Fund may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions (“lenders”). Generally, the Fund’s investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.

Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. The Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including liquidity risk and the risks of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. With respect to assignments, the Fund’s rights against the borrower may be more limited than those held by the original lender.

Participation on Creditors Committees

The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund and may be represented on such a committee by the Manager or Sub-Adviser. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund would participate in such committees only when the Manager and the Sub-Adviser believe that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

Bank Obligations

Bank obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits. Fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) may be considered illiquid for purposes of the Fund’s restrictions on investments in illiquid securities. The Fund may also hold funds in an interest-bearing account for temporary purposes.

Obligations of foreign banks involve certain risks associated with investing in non-U.S. securities described under “Non-U.S. Securities” below, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted and in turn adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Commercial paper in which the Fund may invest may be U.S. dollar- or foreign currency-denominated obligations of domestic or foreign issuers, and may be rated or unrated (see Appendix A for a description of the ratings assigned by various rating agencies to commercial paper). The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. See also “Mortgage-Related and Asset-Backed Securities—Asset-Backed Securities” for a discussion of asset-backed commercial paper.

Money Market Instruments

Money market instruments may include, among other things, (1) short-term U.S. Government securities; (2) certificates of deposit, bankers’ acceptances and other bank obligations; (3) commercial paper; (4) corporate obligations with a remaining maturity of 397 days or less; and (5) repurchase agreements with banks or registered broker dealers. Money market instruments may also include variable amount master demand notes, which are corporate obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest under direct arrangements between the Fund, as lender, and the borrower, and which permit daily changes in the amounts borrowed. The Fund has the right to increase the amount invested under such notes at any time up to the full amount provided by the note agreement or to decrease the amount, while the borrower may prepay up to the full amount of the note without penalty. Variable amount master demand notes may or may not be backed by bank letters of credit.

Variable and Floating Rate Securities

Variable or floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes, float at a fixed margin above a generally recognized base lending rate and/or reset or are redetermined (e.g., pursuant to an auction) on specified dates (such as the last day of a month or calendar quarter). These instruments may include, without limitation, variable rate preferred stock, bank loans, money market instruments and certain types of mortgage-backed and other asset-backed securities. Due to their variable or floating rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable or floating rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a floating rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality.

The Fund may invest in floating-rate debt instruments (“floaters”) and engage in credit-spread trades. The interest rate on a floater is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest-rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. A credit-spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. When the Fund holds variable- or floating-rate securities, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

Zero Coupon, Pay-in-Kind and Step Coupon Securities

Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay in cash at a coupon payment date or in securities with a face value equal to the amount of the coupon payment that would have been made.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Under many market conditions, investments in zero coupon, step-coupon and pay-in-kind securities may be illiquid, making it difficult for the Fund to dispose of them or to determine their current value.

Municipal Securities

The Fund may invest in municipal securities issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal securities can be affected by changes in their actual or perceived credit quality. The credit quality of municipal securities can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the state or region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which may enable the Fund to demand payment on short notice from the issuer or a financial intermediary.

The Fund may purchase insured municipal debt securities in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

Securities of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Municipal securities may include “moral obligation” securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the maintenance and restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

Municipal securities may also include industrial development bonds and pollution control bonds, which in most cases are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities depend upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

The Fund may invest in lease obligations or installment purchase contract obligations of municipal authorities or entities (“municipal lease obligations”). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payment due under the lease obligation. The Fund may also purchase “certificates of participation,” which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain “non-appropriation” clauses that provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult.

The Fund may also invest in various short-term municipal securities, including tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes. Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due. Revenue Anticipation Notes are generally issued in expectation of receipt of other kinds of revenue, such as the revenues expected to be generated from a particular project. They may also be general obligations of the issuer. Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes. Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many such projects may receive permanent financing through another source. Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Mortgage-Related and Asset-Backed Securities

The Fund may invest in mortgage-related securities, and in other asset-backed securities (whether or not related to mortgage loans) that are offered to investors currently or in the future. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like other debt securities, the ability of the Fund to utilize these instruments successfully may depend in part upon the ability of the applicable Sub-Adviser to forecast interest rates and other economic factors correctly. Certain debt securities are also secured with collateral consisting of mortgage-related securities. See “Collateralized Mortgage Obligations” below.

Through investments in mortgage-related securities, including those that are issued by private issuers, the Fund may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as mortgage-related securities.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Mortgage Pass-Through Securities. Mortgage Pass-Through Securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other debt securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt securities. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or FHLMC). The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA was, until recently, a government-sponsored corporation owned entirely by private stockholders, and subject to general regulation by the Department of Housing and Urban Development and the Office of Federal Housing Enterprise Oversight. As described above under “Government Securities,” FNMA is now under conservatorship by the FHFA. FNMA primarily purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which includes state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers, although it may purchase other types of mortgages as well. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It was, until recently, a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and then owned entirely by private stockholders. As described above under “Government Securities,” FHLMC is now under in conservatorship by the FHFA. FHLMC issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees. Securities issued by certain private organizations may not be readily marketable.

Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restrictions, see “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually or on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series

A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Fund’s diversification tests.

FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates, which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Commercial Mortgage-Backed Securities. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup some or all of its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. SMBS may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

Asset-Backed Securities. The Fund may invest in, or have exposure to, asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool or the financial institution or trust providing the credit support or enhancement. Typically, there is no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-backed securities described above.

The Fund may purchase or have exposure to commercial paper, including asset-backed commercial paper (“ABCP”), that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a short-term debt security, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to the Fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers.

However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and the Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. If the Fund purchases these subordinated notes it will therefore have a higher likelihood of loss than investors in the senior notes.

Collateralized Debt Obligations. The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade debt securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities, however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with debt securities discussed elsewhere in this Statement of Additional Information and the Fund’s Prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks that include, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Other Asset-Backed Securities. Other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by the Fund. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile ReceivablesSM (“CARSSM”). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Investors should note that Congress from time to time may consider actions that would limit or remove the explicit or implicit guarantee of the payment of principal and/or interest on many types of asset-backed securities. Any such action would likely adversely impact the value of such securities.

Real Estate Securities and Related Derivatives

The Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, adverse changes in the real estate markets generally or in specific sectors of the real estate industry and possible environmental liabilities.

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in S&P 500 Index.

Hybrid Instruments

The Fund may invest in “hybrid” or indexed securities. A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of a commodity, currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

Hybrids can be used as an efficient means of pursuing a variety of goals, including hedging and attempts to increase total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Fund will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. If so, the Fund’s investments in these products will be subject to limits applicable to investments in investment companies and may be subject to other restrictions imposed by the 1940 Act.

INVESTMENT RESTRICTIONS

Investment Objective

As set forth in the Prospectuses, the investment objective of the Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval.

Fundamental Investment Restrictions

The investment restrictions set forth below are fundamental policies of the Fund and may not be changed without shareholder approval by vote of a majority of the outstanding voting securities of the Fund. Under these restrictions, the Fund:

(1)	May not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular “industry,” as the term is used in the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. This restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto).

(2)	May not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or that invest in real estate or interests therein.

(3)	May not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(4)	May not purchase or sell commodities. This restriction shall not prohibit a Fund, subject to the restrictions described in the Prospectuses and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options, foreign exchange contracts, swap agreements and other financial transactions not requiring delivery of physical commodities.

(5)	May borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

(6)	May not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act.

(7)	May not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities.

Currently, under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund’s total assets less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than borrowing, is at least 300% of such principal amount.

Policies Relating to Rule 35d-1 under the 1940 Act

The Fund has adopted a policy pursuant to Rule 35d-1(a) under the 1940 Act. The Fund will provide to shareholders the notice required by Rule 35d-1 under the 1940 Act, as such may be interpreted or revised from time to time, with respect to any change in any policy adopted pursuant to Rule 35d-1(a). Under such policy the Fund will invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks that pay or are expected to pay dividends.

Other Information Regarding Investment Restrictions and Policies

The Fund is also subject to other restrictions under the 1940 Act; however, the registration of the Trust under the 1940 Act does not involve any supervision by any federal or other agency of the Trust’s management or investment practices or policies, other than incident to occasional or periodic compliance examinations conducted by the SEC staff.

Unless otherwise stated, all limitations applicable to the Fund’s investments will apply at the time of investment. The Fund will not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Any subsequent change in the percentage of the Fund’s total assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until the Sub-Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. The Manager or Sub-Adviser will take into account market, tax and other consequences to the Fund in considering whether or not sell or close out an investment that has become inconsistent with an investment limitation after its purchase due to market fluctuations, a change in ratings assigned to the security or other factors. In the event that ratings services assign different ratings to the same security, the Manager or Sub-Adviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings. Unless otherwise indicated, references to assets in the percentage limitations on the Fund’s investments refers to total assets.

The Sub-Adviser may use Standard Industrial Classification (SIC) Codes, North American Industry Classification System (NAICS) Codes, the FTSE/Dow Jones Industry Classification Benchmark (ICB) system or any other reasonable industry classification system (including systems developed by the Sub-Adviser) for purposes of the Fund’s investment restrictions and policies relating to industry concentration.

In addition, the Sub-Adviser may use other definitions and standards to determine compliance with the investment policies, strategies and restrictions of the Fund. For example, the Sub-Adviser may employ its own internally-developed definitions and standards in connection with defining Fund market capitalization criteria (e.g., determining whether a company is a “large,” “mid” or “small” capitalization company), characterizing a security as an “equity” or “fixed income” security, characterizing a security as a “growth” or “value” security, determining the composition of an “industry,” “sector” or group of related industries or sectors, determining the scope of a “geographic region” and characterizing an investment as a U.S. or non-U.S. investment (or otherwise determining the location of an investment for purposes of the Fund’s geographic restrictions). In addition, the definitions and standards used by the Sub-Adviser may change over time and without notice to investors, and in certain cases the Sub-Adviser may use definitions and standards for the Fund that differ from the definitions and standards it uses for other series of the Trust or for other funds and accounts that it advises.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness when such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

To the extent the Fund covers its commitment under a derivative instrument or other borrowing by the segregation of liquid assets, equal in value to the amount of the Fund’s commitment, or by entering into offsetting positions, such instrument is not considered a “senior security” for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund.

The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

The phrase “shareholder approval,” as used in the Prospectuses, and the phrase a “vote of a majority of the outstanding voting securities,” as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, Trust or share class, as the case may be, or (2) 67% or more of the shares of the Fund, Trust or share class, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust’s Declaration of Trust, its By-Laws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust’s officers.

The Trustees and executive officers of the Trust, their dates of birth, the position they hold with the Trust, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustees oversee and any other directorships held by the Trustees of the Trust are listed in the following tables. Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is 1345 Avenue of the Americas, New York, NY 10105.

Independent Trustees(1)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
Paul Belica 09/27/1921	Trustee	Since March 2008	Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.	48	None

Robert E. Connor 09/17/1934	Trustee	Since March 2008	Retired. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.	48	None

Hans W. Kertess 07/12/1939	Trustee, Chairman	Since March 2008	President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.	48	None

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
William B. Ogden, IV 01/11/1945	Trustee	Since March 2008	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	48	None

R. Peter Sullivan III 09/04/1941	Trustee	Since March 2008	Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.	48	None

Diana L. Taylor 02/16/1955	Trustee	Since June 2008	Managing Director, Wolfensohn & Co, 2007-present; Superintendent of Banks, State of New York, 2003-2007	44	Brookfield Properties Corporation and Sotheby’s

Interested Trustees*

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
John C. Maney(3) 08/03/1959	Trustee	Since March 2008	Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006; Formerly, Executive Vice President and Chief Financial Officer of Apria Healthcare Group, Inc. (1998-2001).	79	None

(1)	“Independent Trustees” are those Trustees who are not “Interested Persons” (as defined in Section 2(a)(19) of the 1940 Act), and “Interested Trustees” are those Trustees who are “Interested Persons” of the Fund. Mr. Maney is an “Interested Person” of the Fund due to his affiliation with Allianz Global Investors of America L.P. and its affiliates.
(2)	The term “Fund Complex” as used herein includes each series of the Trust and the following registered investment companies: each series of Allianz Funds, each series of PIMCO Funds, each series of Nicholas-Applegate Institutional Funds, PIMCO Global Advisors (Ireland) Limited, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Municipal Advantage Fund Inc., PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest and Premium Strategy Fund, Nicholas-Applegate International and Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, Nicholas-Applegate Equity & Convertible Income Fund, Nicholas-Applegate Global Equity & Convertible Income Fund, PIMCO Income Opportunity Fund, PCM Fund Inc., PIMCO Strategic Global Government Fund Inc., each series of Premier VIT, PIMCO Private Account Portfolio Series, each series of Fixed Income SHares, each series of OCC Cash Reserves, Inc., each series of OCC Accumulation Trust, each series of USAllianz Variable Insurance Products Trust and registered investment companies advised by RCM Capital Management LLC and Nicholas-Applegate Capital Management LLC.
(3)	An “Interested Trustee” is a Trustee who is an “interested person” of the Trust, as defined in the 1940 Act. Mr. Maney is an “interested person” of the Trust due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P., Allianz Global Investors of America LLC and Allianz-Pac Life Partners LLC; Member—Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc., Oppenheimer Group, Inc. and PFP Holdings, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P.; Managing Director of Allianz Global Investors U.S. Retail LLC; Member – Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC; Management Board of Allianz Global Investors Fund Management LLC, Allianz Global Investors Management Partners LLC and Nicholas-Applegate Holdings LLC; Member – Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd. ; and Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC.

Officers

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
E. Blake Moore, Jr. 05/8/1958	President and Chief Executive Officer	Since March 2008	Chief Executive Officer of Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC. President and Chief Executive Officer of 44 funds in the Fund Complex. Formerly, Managing Director and Member of Executive Committee, Nicholas-Applegate Capital Management LLC; Managing Director and Chief Executive Officer of Allianz Global Investors Distributors LLC and Allianz Global Investors Managed Accounts LLC.

Thomas J. Fuccillo 03/22/1968	Vice President, Chief Legal Officer and Secretary	Since March 2008	Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC; Executive Vice President of Allianz Global Investors of America L.P. Formerly, Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 79 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc.; Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC (1991-2004).

Brian S. Shlissel 11/14/1964	Treasurer and Principal Financial and Accounting Officer	Since March 2008	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Executive Vice President, OpCap Advisors LLC, Director of 6 funds in the Fund Complex; President and Chief Executive Officer of 35 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 44 funds in the Fund Complex and The Korea Fund, Inc.

Richard H. Kirk 04/6/1961	Assistant Secretary	Since March 2008	Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 79 funds in the Fund Complex; formerly, Vice President, Counsel, The Prudential Insurance Company of America/American Skandia (2002-2004).

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Kathleen A. Chapman 11/11/1964	Assistant Secretary	Since March 2008	Senior Paralegal, Allianz Global Investors of America, L.P. (since March 2005); Assistant Secretary of 79 funds in the Fund Complex. Formerly, Manager – Individual Investor Group Advisory Law, Morgan Stanley (2004-2005); Paralegal and Assistant Corporate Secretary, Prudential Financial, Inc. (formerly American Skandia, Inc.) (1996-2004).

Lagan Srivastava 09/20/1977	Assistant Secretary	Since March 2008	Assistant Secretary of 79 funds in the Fund Complex and of The Korea Fund, Inc.; formerly, Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

Lawrence G. Altadonna 03/10/1966	Assistant Treasurer	Since March 2008	Senior Vice President, Allianz Global Investors Fund Management LLC and OpCap Advisors LLC; Treasurer, Principal Financial and Accounting Officer of 35 funds in the Fund Complex; Assistant Treasurer of 44 funds in the Fund Complex and The Korea Fund, Inc.

Scott Whisten 03/13/1971	Assistant Treasurer	Since March 2008	Vice President, Allianz Global Investors Fund Management LLC and OpCap Advisors LLC; Assistant Treasurer of 79 funds in the Fund Complex; formerly, Accounting Manager, Prudential Investments (2000-2005).

Youse Guia 680 Newport Center Drive, Suite 250 Newport Beach, CA 92660 9/3/1972	Chief Compliance Officer	Since March 2008	Senior Vice President and Chief Compliance Officer, Allianz Global Investors of America L.P.; Chief Compliance Officer of 79 funds in the Fund Complex and The Korea Fund, Inc.; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004).

Richard J. Cochran 1/23/1961	Assistant Treasurer	Since May 2008	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 79 funds in the Fund Complex; formerly, Tax manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Committees of the Board of Trustees

Audit Oversight Committee. The Trust’s Board has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Trust’s Audit Oversight and Compliance Committee is currently composed of Ms. Taylor and Messrs. Belica, Connor, Kertess, Ogden and Sullivan, each of whom is an Independent Director. Mr. Belica is the Chairman of the Trust’s Audit Oversight Committee.

The Trust’s Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Fund and, among other things, determines the selection of the independent registered public accounting firm for the Fund and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by the independent registered public accounting firm on behalf of the Fund, and services to be performed by the independent registered public accounting firm for certain affiliates, including the respective Manager, the Sub-Adviser and entities in a control relationship with the Manager or the Sub-Adviser, that provide services to the Fund where the engagement relates directly to the operations and financial reporting of the Fund. The Audit Oversight Committee considers the possible effect of those services on the independence of the Fund’s independent registered public accounting firm.

Each member of the Trust’s Audit Oversight Committee is “independent,” i.e., not an “interested person” (as defined in Section 2(a)(19) of the 1940 Act). Because the Fund is newly-formed and in its initial fiscal year, the Audit Oversight Committee has not yet convened with respect to the Fund.

Nominating Committee. The Trust has a Nominating Committee composed of Ms. Taylor and Messrs. Belica, Connor, Kertess, Ogden and Sullivan. The Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created or when Directors are to be re-elected. Each member of the Nominating Committee is “independent,” i.e., not an “interested person” (as defined in Section 2(a)(19) of the 1940 Act).

Qualifications, Evaluation and Identification of Director Nominees. The Nominating Committee of the Trust requires that Director candidates have a college degree or equivalent business experience. When evaluating candidates, the Nominating Committee may take into account a wide variety of factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) overall Board composition. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: (i) the Trust’s current Directors, (ii) the Trust’s officers, (iii) the Fund’s stockholders and (iv) any other source the Committee deems to be appropriate. The Nominating Committee may, but is not required to, retain a third party search firm at the Trust’s expense to identify potential candidates.

Consideration of Candidates Recommended by Stockholders. The Nominating Committee will review and consider nominees recommended by stockholders to serve as Director, provided that the recommending stockholder follows the Procedures for Stockholders to Submit Nominee Candidates, which are set forth as Appendix A to the Trust’s Nominating Committee Charter and attached as Appendix C to this Statement of Additional Information. Among other requirements, these procedures provide that the recommending stockholder must submit any recommendation in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust and that such submission must be received at such offices not less than 45 days nor more than 75 days prior to the date of the Board or stockholder meeting at which the nominee would be elected. Any recommendation must include certain biographical and other information regarding the candidate and the recommending stockholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected. The foregoing description of the requirements is only a summary. Please refer to Appendix A to the Nominating Committee Charter, which is attached as Appendix D to this Statement of Additional Information.

The Nominating Committee has full discretion to reject nominees recommended by stockholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of Trustees. Because the Fund is newly-formed and in its initial fiscal year, the Nominating Committee has not yet convened with respect to the Fund.

Valuation Committee. The Trust’s Valuation Committee is currently composed of Ms. Taylor and Messrs. Belica, Connor, Kertess, Ogden and Sullivan. The Valuation Committee has been delegated responsibility by the Trust’s Board of Trustees for overseeing determinations of the fair value of the Fund’s portfolio securities on behalf of the Board in accordance with the Fund’s valuation procedures. The Valuation Committee reviews and approves procedures for the fair valuation of the Fund’s portfolio securities and periodically reviews information from the Manager and the Sub-Adviser regarding fair value and liquidity determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters. Because the Fund is newly-formed and in its initial fiscal year, the Valuation Committee has not yet convened with respect to the Fund.

Compensation Committee. The Trust’s Compensation Committee is currently composed of Ms. Taylor and Messrs. Belica, Connor, Kertess, Ogden and Sullivan. The Compensation Committee meets as the Board deems necessary to review and make recommendations regarding compensation payable to the Directors of the Fund who are not directors, officers, partners or employees of the Manager, the Sub-Adviser or any entity controlling, controlled by or under common control with the Manager or the Sub-Adviser. Because the Fund is newly-formed and in its initial fiscal year, the Compensation Committee did not convene in a prior fiscal year.

Securities Ownership

For each Trustee, the following tables disclose the dollar range of equity securities beneficially owned by the Trustee in the Trust, and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Trust’s family of investment companies. The dollar ranges used in the tables are (i) None; (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000; and (v) Over $100,000. The following tables include securities in which the Trustees hold an economic interest through their deferred compensation plan. See “Trustees’ Compensation” below.

Securities Ownership as of December 31, 2008

Name of Trustee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies**
Independent Trustees***
Hans W. Kertess	None	None
Robert E. Connor	None	None
Paul Belica	None	None
John J. Dalessandro II****
William B. Ogden IV	None	None
R. Peter Sullivan	None	$10,001 – $50,000
Diana Taylor	None	None

Interested Trustee
John C. Maney	None	Over $100,000

*	Because the Fund is newly organized, none of the Trustees owned any shares of the Fund as of December 31, 2008.

**	The term “Family of Investment Companies” as used herein includes each Fund of the Trust and the following registered investment companies: each series of Allianz Funds, each series of PIMCO Funds, PIMCO Global Advisors (Ireland) Limited, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Municipal Advantage Fund Inc., PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest and Premium Strategy Fund, Nicholas-Applegate International and Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, Nicholas-Applegate Equity & Convertible Income Fund, Nicholas-Applegate Global Equity & Convertible Income Fund, PCM Fund Inc., PIMCO Income Opportunity Fund, each series of Premier VIT, PIMCO Strategic Global Government Fund, Inc., each series of PIMCO Funds: Global Investors Series plc, each series of PIMCO Private Account Portfolio Series and each series of Fixed Income SHares.
***	“Independent Trustees” are those Trustees who are not “Interested Persons” (as defined in Section 2(a)(19) of the 1940 Act), and “Interested Trustees” are those Trustees who are “Interested Persons” of the Funds. Mr. Maney is an “Interested Person” of the Funds due to his affiliation with Allianz Global Investors of America L.P. and its affiliates.
****	Mr. Dalessandro served as a Trustee of the Trust until his death on September 14, 2008.

To the Trust’s knowledge, the Independent Trustees and their immediate family members do not beneficially own any securities in an investment manager or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment manager or principal underwriter of the Trust, as of December 31, 2008.

Trustees’ Compensation

Each of the Independent Trustees also serves as a trustee of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, PIMCO Corporate Income Fund, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas Applegate International and Premium Strategy Fund, Nicholas-Applegate Equity & Convertible Income Fund, Nicholas-Applegate Global Equity & Convertible Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO Municipal Advantage Fund Inc., PIMCO Income Opportunity Fund, PCM Fund, Inc. and PIMCO Strategic Global Government Fund, Inc., each a closed-end fund for which the Manager serves as investment manager and affiliates of the Manager serve as sub-adviser (together, the “Allianz Closed-End Funds”), as well as Fixed Income SHares (the “FISH Funds”)(with the exception of Ms. Taylor) and Premier VIT (“Premier VIT”), each an open-end investment company with multiple series for which the Manager serves as investment manager and/or administrator and affiliates of the Manager serve as investment sub-adviser. As indicated above, certain of the officers of the Fund are affiliated with the Manager.

Each of the Allianz Closed-End Funds, the FISH Funds, Premier VIT, and the Trust are expected to hold joint meetings of their Boards of Trustees whenever possible. Each Trustee, other than any Trustee who is a director, officer, partner or employee of the Manager or any entity controlling, controlled by or under common control with the Manager receives annual compensation of $250,000, which is payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. An Audit Oversight Committee Chairman annually receives an additional $50,000 annually, payable quarterly. Trustees will also be reimbursed for meeting-related expenses.

Each Trustee’s compensation and other costs in connection with joint meetings will be allocated among the Allianz Closed-End Funds, the FISH Funds, Premier VIT and the Trust on the basis of fixed percentages as between each such group of funds. Trustee compensation and other costs will then be further allocated pro rata among the individual funds within each grouping (such as among the various series of the Trust) based on the complexity of issues relating to each such fund and relative time spent by the Trustees in addressing them, and on each such fund’s relative net assets.

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex (see below).

The following table sets forth information regarding compensation for the most recent fiscal year (except as noted) received by those Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust. (Trustees who are interested persons of the Trust and Officers of the Trust receive no compensation from the Trust).

Name of Person	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses		Estimated Annual Benefits Upon Retirement		Total Compensation from Trust and Fund Complex Paid to Trustees for Calendar Year-Ended December 31, 2008*
Paul Belica	$11,131	$	N/A	$	N/A	$267,132
Robert E. Connor	$11,516	$	N/A	$	N/A	$252,637
John J. Dalessandro II**	$11,516	$	N/A	$	N/A	$182,427
Hans W. Kertess	$17,141	$	N/A	$	N/A	$318,927
William B. Ogden IV	$11,516	$	N/A	$	N/A	$246,666
R. Peter Sullivan	$11,516	$	N/A	$	N/A	$251,049
Diana Taylor	$7,490	$	N/A	$	N/A	$185,871

*	Each Trustee served as Trustee or director of several closed-end and/or open-end investment companies advised by the Manager. Messrs. Belica, Connor, Dalessandro, Kertess, Ogden and Sullivan served as Trustee or director of 41 such investment companies and Ms. Taylor served as Trustee or director of 37 such investment companies. These investment companies are considered to be in the same Fund Complex as the Trust.
**	Mr. Dalessandro served as a Trustee of the Trust until his death on September 14, 2008.

As disclosed in more detail in the Guide, the Fund may sell its Class A shares at net asset value without a sales charge to certain categories of investors, including current or retired officers, trustees, directors or employees of either the Trust, Allianz Global Fund Management, Pacific Investment Management Company or the Distributor, and certain other affiliates of Allianz Global Fund Management, Pacific Investment Management Company or the Distributor, a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons. The Trust believes that this arrangement encourages affiliated persons of the Fund to invest in the Fund, which further aligns the interests of the Fund and those persons affiliated with the Fund.

Proxy Voting Policies

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities have been included as Appendix C. Summary descriptions of the proxy voting policies and procedures of Allianz Global Fund Management and the Sub-Adviser are also included in Appendix C. Information regarding how the Trust voted proxies relating to securities held by the Fund during the most recent twelve-month period is available, without charge, upon request by calling 1-800-426-0107 (retail classes) or 1-800-498-5413 (Class P and Institutional Class) and on the Securities and Exchange Commission’s website, www.sec.gov.

Investment Manager

Allianz Global Fund Management serves as investment manager to the Fund pursuant to an investment management agreement (“Management Agreement”) between Allianz Global Fund Management and the Trust. The Manager is a wholly-owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”). Allianz was organized as a limited partnership under Delaware law in 1987. Allianz’s sole general partner is Allianz-Paclife Partners LLC. Allianz-Paclife Partners LLC is a Delaware limited liability company whose sole member is Allianz Global Investors U.S. Holding LLC, a Delaware limited liability company. The sole member of Allianz Global Investors U.S. Holding LLC is Allianz Global Investors of America LLC. Allianz Global Investors of America LLC has two members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation that owns a 99.9% non-managing interest, and Allianz Global Investors of America Holdings Inc., a Delaware corporation that owns a 0.01% managing interest. Allianz of America is a wholly-owned subsidiary of Allianz SE. Allianz Global Investors of America Holdings Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft, which is a wholly-owned indirect subsidiary of Allianz SE. Allianz SE indirectly holds a controlling interest in Allianz. Allianz SE is a European-based, multinational insurance and financial services holding company. The address for Allianz, Allianz-Paclife Partners LLC, Allianz Global Investors U.S. Holding LLC, Allianz Global Investors of America LLC and Allianz Global Investors of America Holdings Inc. is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660. The address for Allianz Global Investors Aktiengesellschaft is Nymphenburger Strasse 112-116, 80636 Munich, Germany. Allianz SE’s address is Koeniginstrasse 28, D-80802, Munich, Germany.

The general partner of Allianz has substantially delegated its management and control of Allianz to an Executive Committee.

The Manager is located at 1345 Avenue of the Americas, New York, NY 10105. The Manager and its investment management affiliates had approximately $767 billion of assets under management as of March 31, 2009.

As of the date of this Statement of Additional Information, no shareholder holding 5% or more of the share capital was reported to Allianz SE. Certain broker-dealers that might be controlled by or affiliated with entities owned by the Manager and its affiliates, either directly or indirectly, may be considered to be affiliated persons of the Manager and its affiliates. (Broker-dealer affiliates of such significant institutional shareholders are sometimes referred to herein as “Affiliated Brokers.”) Absent an SEC exemption or other regulatory relief, the Fund is generally precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or a syndicate including an Affiliated Broker is subject to restrictions. Similarly, the Fund’s ability to utilize the Affiliated Brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act.

Management Agreement

The Manager, subject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Fund and for managing, either directly or through others selected by the Manager, the investments of the Fund. The Manager also furnishes to the Board of Trustees periodic reports on the investment performance of the Fund. As more fully discussed below, the Manager has engaged an affiliate to serve as Sub-Adviser. If the Sub-Adviser ceases to manage the portfolio of the Fund, the Manager will either assume full responsibility for the management of the Fund, or retain a new sub-adviser subject to the approval of the Trustees and, if required, the Fund’s shareholders.

Under the terms of the Management Agreement, the Manager is obligated to manage the Fund in accordance with applicable laws and regulations. The investment management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement. The Manager is free to, and does, render investment management services to others.

The Management Agreement will continue in effect with respect to the Fund for two years from its effective date, and thereafter on a yearly basis, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund, or by the Board of Trustees, and (ii) by a majority of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Management Agreement. The Management Agreement may be terminated without penalty by vote of the Trustees or the vote of a majority of the outstanding voting shares of the Trust (or with respect to a the Fund, by the vote of a majority of the outstanding voting shares of the Fund), or by the Manager, on 60 days’ written notice to the other party, and will terminate automatically in the event of its assignment.

The Management Agreement provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The Manager currently receives a monthly investment management fee from the Fund at the following annual rates (based on the average daily net assets of the Fund):

Fund	Management Fee Rate
Allianz NFJ Global Dividend Value Fund	0.85%

The Trust and the Manager have entered into an Expense Limitation Agreement whereby the Manager has agreed to waive through May 31, 2010, its fee and/or reimburse the Fund to the extent that total annual fund operating expenses exceed, due to the payment of organizational and certain other expenses, 1.50%, 2.25%,1.50%, 1.30% and 1.20% for Class A, C, D, P and Institutional, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including recoupment, do not exceed the annual expense limit.

The following table sets forth the amount of the management fee paid by the Trust to the Manager for the last three fiscal years. The Fund is newly formed, and the Trust did not pay any management fee amounts to the Manager during the periods noted.

Fund	Year Ended 11/30/08	Year Ended 11/30/07	Year Ended 11/30/06
Allianz NFJ Global Dividend Value Fund	N/A	N/A	N/A

Additional Information about Services Provided by Allianz Global Fund Management

As noted above, Allianz Global Fund Management serves as investment manager to the Trust pursuant to the Management Agreement. Allianz Fund Management, subject to the supervision of the Board of Trustees, is responsible for managing the investments of the Fund either directly or through others selected by the Manager.

In addition, Allianz Global Fund Management: (a) recommends and, subject to the approval of the Board of Trustees, approves the funds to be offered by the Trust; (b) subject to the approval of the Board of Trustees and, as applicable, Fund shareholders, selects Sub-Advisers to manage the management of the Fund’s portfolios; (c) monitors, directly, and with the assistance of third parties, the activities of such Sub-Advisers and evaluates the Sub-Advisers’ performance; and (d) supervises Fund compliance, as discussed more fully below. Allianz Fund Management also furnishes to the Board of Trustees periodic reports on the investment performance of the Fund and such other matters as the Trustees may request.

Some of the objectives of Allianz Global Fund Management’s compliance program are to:

•	Continually work to enhance the compliance programs of all Allianz Global Investors of America L.P. subsidiaries;

•	Assess the existing local compliance plans in relation to current business practices from a risk-based perspective and work with local compliance to resolve major issues or gaps; and

•	Provide for the documentation of policies and procedures, with emphasis on incorporating industry best practices.

In its capacity as Manager, in addition to its investment advisory services, Allianz Global Fund Management provides administrative services to the Fund pursuant to the Management Agreement. Such services include shareholder servicing, accounting, bookkeeping, internal audit services and certain other services required by the Fund, and preparation of reports to the Fund’s shareholders and regulatory filings. Relatedly, as discussed above, the Manager (in some cases, together with its affiliates or third parties) provides certain other services, including compliance related services such as market timing monitoring and review of regulatory filings, management and coordination of activities of third-party service providers to the Fund such as transfer agency and custodian, maintenance and support services to intermediaries such as broker-dealers and retirement plan administrators, and researching and responding to customer complaints and inquiries and regulatory inquiries.

The table below contains the business histories of the members of the Management Board of Allianz Global Fund Management. In addition to the individuals contained in the chart below, E. Blake Moore, Jr. and John C. Maney are also members of the Management Board. Information relating to Messrs. Moore and Maney is contained above in “Management of the Trust—Trustees and Officers.”

Name	Position with Allianz Global Fund Management	Recent Professional Experience
Marna C. Whittington	Management Board	Ms. Whittington is the Managing Director, Chief Executive Officer and member of the Executive Committee of Nicholas-Applegate Capital Management LLC. She is also Chief Operating Officer of Allianz Global Investors AG and CEO of AGI Management Partners. Ms. Whittington joined Nicholas-Applegate Capital Management in 2001. Ms. Whittington has over 20 years prior management experience, previously with Morgan Stanley Asset Management, as a Managing Director and Chief Operating Officer (from 1995 to 2001) and Miller, Anderson & Sherrerd, as a Managing Partner (from 1984 to 1992).

Barbara R. Claussen	Management Board	Ms. Claussen joined NFJ in 1989 and served as its head equity trader for approximately 17 years. In 2003, her role expanded to include supervision of all administrative, compliance and operational aspects of the firm and in

Name	Position with Allianz Global Fund Management	Recent Professional Experience
2005 she was promoted to Chief Operating Officer. She is also a Managing Director and member of the Executive Committee of NFJ. Prior to joining NFJ in 1989, she worked for NationsBank where she spent 9 years in trading, including coordinating all trading for more than 15 affiliate banks. She has over 25 years of experience in the investment business.

Udo Frank	Management Board	Chief Executive Officer, RCM and Executive Committee Member, Allianz Global Investors. Board Member of Allianz Global Investors U.S. Retail LLC. Formerly, Chief Executive Officer of Allianz Global Investors Management Partners LLC, formerly known as Allianz Global Investors U.S. Equities LLC (2001-2002).

Sub-Advisory Agreement

The Manager has retained NFJ Investment Group LLC (“NFJ” or the “Sub-Adviser”) to manage the Fund’s investment portfolio.

Pursuant to a Sub-Advisory Agreement between the Manager and NFJ (the “NFJ Sub-Advisory Agreement”), NFJ serves as the Sub-Adviser and provides investment advisory services to the Fund. Pursuant to the terms of the NFJ Sub-Advisory Agreement, NFJ is responsible for managing, either directly or through others selected by it, the investment of the Fund’s assets, subject to the general oversight and supervision of the Manager and the Board of Trustees. For the services provided, the Manager (not the Fund) pays NFJ a monthly fee for the Fund at the annual rate (based on the average daily net assets of the Fund) of 0.50%.

NFJ is an investment management firm organized as a Delaware limited liability company and is a wholly-owned subsidiary of Allianz Global Investors Management Partners LLC (“AGI Management Partners”), which, in turn, is wholly owned by Allianz. AGI Management Partners is the sole member of NFJ. NFJ is the successor investment adviser to NFJ Investment Group, Inc., which commenced operations in 1989. NFJ is located at 2100 Ross Avenue, Suite 700, Dallas, Texas 75201. AGI Management Partners is located at 600 W. Broadway, San Diego, California 92101. NFJ provides investment management services to institutional accounts. Accounts managed and advised by NFJ (including both discretionary and non-discretionary accounts) had combined assets, as of March 31, 2009, of approximately $21.5 billion.

The following table sets forth the amount of portfolio management fees paid by the Manager to the Sub-Adviser for the Fund for the last three fiscal years. Because the Fund is newly formed, the Manager did not pay any sub-advisory fee amounts to the Sub-Adviser during the periods noted.

Fund	Year Ended 11/30/08	Year Ended 11/30/07	Year Ended 11/30/06
Allianz NFJ Global Dividend Value Fund	N/A	N/A	N/A

Portfolio Manager Compensation, Other Accounts Managed and Conflicts of Interest

Compensation

The following explains the compensation structure of each individual (as listed in the Prospectuses) that shares primary responsibility for day-to-day portfolio management of the Fund.

Base salary. Each portfolio manager is paid a fixed base salary set at a competitive level, taking into consideration the portfolio manager’s experience and responsibilities, as determined by AGI Solutions.

Annual bonus and profit sharing opportunity. Each portfolio manager’s compensation is directly affected by the performance of the individual portfolios he or she manages, including the Fund, as well as the performance of the individual’s portfolio management team and the overall success of the firm. Investment professionals are awarded bonuses based primarily on product performance, weighted appropriately between short and long-term performance of their portfolios versus relevant benchmarks and peers. Investment professionals may also be eligible to participate in long-term incentive plans that are based on the longer-term performance of the firm and other metrics.

Other Accounts Managed

The following summarizes information regarding each of the accounts, excluding portfolios of the Fund that were managed by portfolio managers, including amounts managed by a team, committee, or other group that includes the portfolio manager, as of December 31, 2008.

Portfolio Manager	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
R. Burns McKinney	4	87	50	8,005	13	13,777
Benno J. Fisher	5	87	60	9,048	21	15,017
Thomas W. Oliver	2	8.4	48	7,928	10	8,360

The following table provides information regarding other accounts managed for which management fees are based on the performance of the pooled vehicle:

Portfolio Manager	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
R. Burns McKinney	0	0	0	0	0	0
Benno J. Fisher	0	0	0	0	0	0
Thomas W. Oliver	0	0	0	0	0	0

Potential Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for the Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which AGI Solutions believes are faced by investment professionals at most major financial firms. AGI Solutions, the Manager, and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when the Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, the NFJ trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Fund or another account if one account is favored over another in allocating securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one of the Sub-Adviser’s accounts sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Sub-Adviser, the Manager and the Board of Trustees have adopted compliance procedures that provide that any transaction between the Fund and another Manager-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

The Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

The Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to executing securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and NFJ’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages. See “Brokerage and Research Services.”

The Fund’s portfolio managers may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing the Fund and other accounts. In addition, the Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. NFJ’s investment personnel, including the Fund’s portfolio managers, are subject to restrictions on engaging in personal securities transactions, pursuant to a code of ethics adopted by NFJ, which contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund.

Securities Ownership

Because the Fund is newly formed and has not yet commenced operations, no portfolio manager beneficially owned any securities in the Fund as of the date of this Statement of Additional Information.

Codes of Ethics

The Trust, the Manager, the Sub-Adviser and the Distributor have adopted Codes of Ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund.

DISTRIBUTION OF TRUST SHARES

Distributor and Multi-Class Plan

Allianz Global Investors Distributors LLC (the “Distributor”) serves as the principal underwriter of each class of the Trust’s shares pursuant to a distribution contract (the “Distribution Contract”) with the Trust. The Distributor is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. The Distributor, located at 1345 Avenue of the Americas, New York, NY 10105, is a broker-dealer registered with the Securities and Exchange Commission. The Distribution Contract is terminable with respect to the Fund or class of shares without penalty, at any time, by the Fund or class upon 60 days’ written notice to the Distributor, or by the Distributor upon 60 days’ written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares and does not receive any compensation other than what is described below for executing securities transactions.

The Distribution Contract will continue in effect with respect to the Fund, and each class of shares thereof, for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees or by the majority of the outstanding shares of the Fund or class, and (ii) by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect interest financial interest in the Distribution Contract or the Distribution and/or Servicing Plans described below, by vote cast in person at a meeting called for the purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more classes of the Fund, it may continue in effect with respect to the class as to which it has not been terminated (or has been renewed).

Class A and Class C shares of the Fund are offered through financial institutions that have dealer agreements with the Distributor, or which have agreed to act as introducing brokers for the Distributor (“introducing brokers”).

Class D shares of the Fund are generally offered to clients of financial service firms, such as broker-dealers or registered investment managers, with which the Distributor has an agreement for the use of the Trust’s Funds in particular investment products, programs or accounts for which a fee may be charged.

Class P shares of the Fund may be offered through fee-based platforms, such as certain brokers and financial intermediaries (“service agents”), that have established a shareholder servicing relationship with the Trust on behalf of their customers.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, and high net worth individuals (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customers’ investments in the Fund).

Under the Trust’s Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act, shares of each class of the Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other rights preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements; and (c) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. In addition, each class may, at the Trustees’ discretion, also pay a different share of other expenses, not including management or custodial fees or other expenses related to the management of the Trust’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. For instance, the various classes pay different fees under the Management Agreement based on the different levels of administrative services provided to each Class. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the Fund. Each class may have a differing sales charge structure, and differing exchange and conversion features.

Contingent Deferred Sales Charge and Initial Sales Charge

As described in the Class A and Class C Prospectus under the caption “Investment Options—Class A and Class C Shares,” a contingent deferred sales charge is imposed upon certain redemptions of Class A and Class C shares. No contingent deferred sales charge is currently imposed upon redemptions of Class D, Class P or Institutional Class shares. Because contingent deferred sales charges are calculated on a series-by-series basis, shareholders should consider whether to exchange shares of one Fund for shares of another Allianz Multi-Strategy Fund or series of Allianz Funds or PIMCO Funds prior to redeeming an investment if such an exchange would reduce the contingent deferred sales charge applicable to such redemption.

As described in the Class A and Class C Prospectus under the caption “Investment Options—Class A and Class C Shares,” Class A shares of the Trust are sold pursuant to an initial sales charge, which declines as the amount of the purchase reaches certain defined levels. The following table sets forth the amount of initial sales charges received by the Distributor for the last three fiscal years.

Because the Fund is newly formed, the Distributor has not received any continuing deferred sales charges or initial sales charges in respect of the Fund as of the date of this Statement of Additional Information.

Distribution and Servicing Plans for Class A and Class C

As stated in the Class A and Class C Prospectus under the caption “Investment Options—Class A and Class C Shares—Distribution and Servicing (12b-1) Plans,” Class A and Class C shares of the Trust are continuously offered through participating brokers that are members of the Financial Industry Regulatory Authority Inc. (“FINRA”) and that have dealer agreements with the Distributor, or that have agreed to act as introducing brokers.

Pursuant to separate Distribution and Servicing Plans for Class A and Class C shares (the “Retail Plans”), the Distributor receives (i) in connection with the distribution of Class C shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A and Class C shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust. Subject to the percentage limitations on these distribution and servicing fees set forth below, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A and Class C shares as to which no distribution and servicing fees were paid on account of such limitations.

The Distributor makes distribution and servicing payments to participating brokers and servicing payments to certain banks and other financial intermediaries (including certain benefit plans, their service providers and their sponsors) in connection with the sale of Class C shares and servicing payments to participating brokers, certain banks and other financial intermediaries in connection with the sale of Class A shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class C shares, part or all of the first year’s distribution and servicing fee is generally paid at the time of sale. Pursuant to the Distribution Agreement, with respect to the Fund’s Class A and Class C shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.

Class A Servicing Fees

As compensation for services rendered and expenses borne by the Distributor in connection with personal services rendered to Class A shareholders of the Trust and the maintenance of Class A shareholder accounts, the Trust pays the Distributor servicing fees up to the annual rate of 0.25% (calculated as a percentage of the Fund’s average daily net assets attributable to Class A shares).

Class C Distribution and Servicing Fees

As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class C shares of the Trust, and in connection with personal services rendered to Class C shareholders of the Trust and the maintenance of Class C shareholder accounts (including in each case the accounts of plan participants where shares are held by a benefit plan or its financial service firm through an omnibus account), the Trust pays the Distributor servicing and distribution fees up to the annual rates set forth below (calculated as a percentage of the Fund’s average daily net assets attributable to Class C shares):

	Servicing Fee	Distribution Fee
Class C	0.25%	0.75%

The Retail Plans were adopted pursuant to Rule 12b-1 under the 1940 Act and are of the type known as “compensation” plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor and its predecessors in their periodic review of the Retail Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor’s expenses.

The distribution fee applicable to Class C shares may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class C shares, including compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in distribution of Class C, printing of prospectuses and reports for other than existing Class C shareholders, advertising, and preparation, printing and distributions of sales literature. The servicing fee, which is applicable to Class C shares of the Trust, may be spent by the Distributor on personal services rendered to shareholders of the Trust and the maintenance of shareholder accounts, including compensation to, and expenses (including telephone and overhead expenses) of, financial consultants or other employees of participating or introducing brokers, certain banks and other financial intermediaries (including certain benefit plans, their service providers and their sponsors who provide services to plan participants) who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in the Fund’s shares, who forward communications from the Trust to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholders’ needs, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.

Many of the Distributor’s sales and servicing efforts involve the Trust as a whole, so that fees paid by Class A or Class C shares of any Fund may indirectly support sales and servicing efforts relating to the other share classes of the same Fund or the other Fund’s shares of the same or different classes. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund’s shares, and allocates other expenses among the series of the Trust, including the Fund, based on their relative net assets. Expenses allocated to the Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers (and with respect to servicing fees only, to certain banks and other financial intermediaries) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:

Class	Servicing Fee	Distribution Fee
Class A	0.25%	N/A
Class C	0.25%	0.75%

Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the broker, dealer or financial adviser (collectively, “financial firms”) through which an investor purchases shares. With respect to Class C shares, the financial firms are also paid at the time of a purchase a commission equal to 1.00%, of an investment in such share classes. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including shares of the Trust) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks. Financial firms that receive distribution and/or servicing fees may in certain circumstances pay and/or reimburse all or a portion of those fees to their customers, although neither the Trust nor the Distributor are involved in establishing any such arrangements and may not be aware of their existence.

In addition, the Distributor, Allianz Global Fund Management and their affiliates from time to time make additional payments such as cash bonuses or provide other incentives to selected participating brokers and other financial firms as compensation for the sale or servicing of the Fund, including, without limitation, providing the Fund with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Fund on the financial firms’ preferred or recommended fund list or otherwise identifying the Fund as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, granting the Distributor access to the financial firms’ financial consultants (including through the firms’ intranet websites) in order to promote the Fund, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of the Fund, all other series of the Trust, other funds sponsored by the Distributor, Allianz Global Fund Management and their affiliates together and/or a particular class of shares, during a specified period of time. The Distributor, Allianz Global Fund Management and/or their affiliates also make payments to certain financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Fund and the quality of the financial firm’s relationship with the Distributor, Allianz Global Fund Management and their affiliates.

The additional payments described above are made from the Distributor’s or Allianz Global Fund Management’s (or their affiliates’) own assets pursuant to agreements with brokers and do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund will receive as proceeds from such sales. These payments are made to financial firms selected by the Distributor, Allianz Global Fund Management or their affiliates, generally to the financial firms that have sold significant amounts of shares of the Fund. The level of payments made to a financial firm in any given year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence are subject to certain minimum payment levels. In some cases, in lieu of payments pursuant to the foregoing formulae, the Distributor, Allianz Global Fund Management and/or their affiliates make payments of an agreed-upon amount that will not exceed the amount that would have been payable pursuant to the formulae. There are a few relationships on different bases. Currently, the payments described above are generally not made with respect to Class P or Institutional Class shares. In some cases, in addition to payments described above, the Distributor, Allianz Global Fund Management and their affiliates will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

In return for providing ongoing shareholder support services, the Distributor has agreed to pay, out of its own assets, an additional fee to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) at the annual rate of 0.10%, and to A.G. Edwards & Sons, Inc. (“A.G. Edwards”) at the annual rate of 0.06%, of the average daily total net assets of the Fund attributable to

Class A shares sold through Merrill Lynch or A.G. Edwards, as applicable, in the Predecessor Fund’s initial public offering in January 2007 and that continue to be held by or through Merrill Lynch or A.G. Edwards, as applicable, on behalf of its customers commencing one year after completion of the initial public offering.

If investment managers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

As of the date of this Statement of Additional Information, the Distributor and Allianz Global Fund Management anticipate that the firms that will receive the additional payments described above for distribution services and/or educational support include:

AG Edwards (Wachovia Securities)

AIG Financial Advisors Inc.

Advantage Capital Corp.

American General Securities Inc.

Ameriprise Financial Services, Inc.

Associated Securities Corp. (f/k/a Associated Financial Group, Inc. )

AXA Advisors LLC

Citigroup Global Markets Inc./Smith Barney

Commonwealth Financial Network

First Allied Securities, Inc.

FSC Securities Corp.

Janney, Montgomery, Scott

Lincoln Financial Securities Corp. (f/k/a Jefferson Pilot Securities Corporation)

Linsco/Private Ledger Corporation

Merrill Lynch, Pierce, Fenner & Smith Inc.

Morgan Stanley

Mutual Service Corporation

National Planning Holdings, Inc. (National Planning Corp.)

Questar Capital

Raymond James & Associates

Raymond James Financial Services, Inc.

RBC Capital Markets Corp.

Royal Alliance Associates Inc.

Securities America, Inc.

SunTrust Investment Services

UBS Financial Services, Inc.

United Planners’ Financial Services of America

Wachovia Securities, LLC

Waterstone Financial Group

The Distributor expects that additional firms may be added to this list from time to time. Wholesale representatives of the Distributor, Allianz Global Fund Management and their affiliates visit brokerage firms on a regular basis to educate financial advisors about the Fund and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Fund uses financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund, the Manager and the Sub-Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.

If in any year the Distributor’s expenses incurred in connection with the distribution of Class C shares and, for Class A and Class C shares, in connection with the servicing of shareholders and the maintenance of shareholder accounts, exceed the distribution and/or servicing fees paid by the Trust, the Distributor would recover such excess only if the Retail Plan with respect to such class of shares continues to be in effect in some later year when such distribution and/or servicing fees exceed the Distributor’s expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Retail Plan terminates.

Each Retail Plan may be terminated with respect to any Fund to which the Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Contract (“disinterested Retail Plan Trustees”), or by vote of a majority of the outstanding voting securities of the relevant class of the Fund. Any change in any Retail Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of the Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Retail Plan may be amended by vote of the Trustees, including a majority of the disinterested Retail Plan Trustees, cast in person at a meeting called for the purpose. As long as the Retail Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested Trustees.

The Retail Plans will continue in effect with respect to the Fund, and each class of shares thereof, for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the disinterested Retail Plan Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for the purpose of voting on such approval.

If a Retail Plan is terminated (or not renewed) with respect to a class of the Fund, it may continue in effect with respect to any class of the Fund as to which it has not been terminated (or has been renewed).

The Trustees believe that the Retail Plans will provide benefits to the Trust. In this regard, the Trustees believe that the Retail Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the Retail Plans or under alternative distribution schemes. Although the expenses of the Fund are essentially fixed, the Trustees believe that the effect of the Retail Plans on sales and/or redemptions may benefit the Trust by allowing the Fund to take advantage of “break points” in the Fund’s management fees and/or by affording greater flexibility to the Sub-Adviser. From time to time, expenses of the Distributor incurred in connection with the sale of Class C shares of the Trust, and in connection with the servicing of Class A and Class C shareholders and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Fund to continue payments of distribution and servicing fees in the future with respect to Class A and Class C shares.

Payments Pursuant to Class A Plans

Because the Fund is newly formed and has not yet commenced operations, the Trust has not paid any amount pursuant to the Class A Retail Plan as of the date of this Statement of Additional Information.

The amounts collected pursuant to the Class A Retail Plan are to be used for the following purposes by the Distributor: sales commissions and other compensation to sales personnel; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal, operations and financing charges and expenses).

Payments Pursuant to Class C Plans

Because the Fund is newly formed and has not yet commenced operations, the Trust has not paid any amount pursuant to the Class C Retail Plan as of the date of this Statement of Additional Information.

The amounts collected pursuant to the Class C Retail Plan will be used for the following purposes by the Distributor: sales commissions and other compensation to sales personnel; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal, operations and financing charges and expenses). Because the Fund is newly formed, the Distributor has not used any amounts collected pursuant to the Class C Retail Plan for these purposes during the periods noted.

Plan for Class D Shares

The Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of the Fund’s shares (“distribution fees”) and/or in connection with personal services rendered to the Fund’s shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to a Distribution and Servicing Plan (“12b-1 Plan”) adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the 12b-1 Plan for Class D shares pay distribution and/or servicing fees (calculated as a percentage of the Fund’s average daily net assets attributable to the particular class of shares) not to exceed 0.25%. Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

In accordance with Rule 12b-1 under the 1940 Act, the Class D Plan may not be amended to increase materially the costs that Class D shareholders may bear under the Plan without the approval of a majority of the outstanding Class D shares, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees (“disinterested Class D Plan Trustees”) who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments. The Class D Plan may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Class D Plan Trustees. In addition, the Class D Plan may not take effect unless it is approved by the vote of a majority of the outstanding Class D shares and it shall continue in effect only so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Class D Plan Trustees.

Rules of FINRA limit the amount of distribution fees that may be paid by mutual funds. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that most, if not all, of the fees paid pursuant to the Class D Plan will qualify as “service fees” and therefore will not be limited by FINRA rules.

Because the Fund is newly formed and has not yet commenced operations, the Trust has not paid any amount to qualified service providers pursuant to the Class D plan as of the date of this Statement of Additional Information.

Additional Information About Class P Shares

Class P shares of the Fund may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Manager may make arrangements for the Fund to make payments, directly or through the Manager or its affiliate, with respect to Class P shares of the Fund held through such service agents, including, without limitation, the following services: receiving, aggregating and processing purchase, redemption and exchange orders at the service agent level; furnishing shareholder sub-accounting; providing and maintaining elective services with respect to Class P shares such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for holders of Class P shares; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; and performing similar account administrative services. These payments are made to financial intermediaries selected by the Manager and/or its affiliates. The actual services provided, and the payments made for such services, vary from firm to firm. For these services, the Fund may pay an annual fee of up to 0.10% of the value of the assets in the relevant accounts. These amounts would be in addition to amounts paid to the Trust’s transfer agents or other service providers. Service agents may impose additional or different conditions than the Trust on the purchase, redemption or exchanges of Trust shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemption of Trust shares in addition to any fees charged by the Trust. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. In addition, the Distributor, Allianz Global Fund Management and their affiliates may also make payments out of their own resources, at no cost to the Fund, to financial intermediaries for services that may be deemed to be primarily intended to result in the sale of Class P shares of the Fund. The payments described in this paragraph may be significant to the payors and the payees.

Additional Information About Institutional Class Shares

Institutional Class shares of the Trust may also be offered through brokers, other financial intermediaries and other entities, such as benefit or savings plans and their sponsors or service providers (“service agents”), that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Distributor, Allianz Global Fund Management and their affiliates may pay, out of their own assets at no cost to the Fund, amounts to service agents for providing bona fide shareholder services to shareholders holding Institutional Class shares through such service agents. Such services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. Service agents may impose additional or different conditions than the Trust on the purchase, redemption or exchanges of Trust shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemption of Trust shares in addition to any fees charged by the Trust. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. In addition, the Distributor, Allianz Global Fund Management and their affiliates may also make payments out of their own resources, at no cost to the Fund, to financial intermediaries for services that may be deemed to be primarily intended to result in the sale of Institutional Class shares of the Fund. The payments described in this paragraph may be significant to the payors and the payees.

Purchases, Exchanges and Redemptions

Purchases, exchanges and redemptions of the Trust’s shares are discussed in the Class A and C Prospectus under the heading “Investment Options—Class A, and Class C Shares,” in the Class D Prospectus under the heading “How to Buy and Sell Shares,” in the Class P Prospectus under the heading “Investment Options,” in the Institutional Class Prospectus under the heading “Investment Options – Institutional Class Shares,” and in the Guide under the heading “Purchases, Redemptions and Exchanges” (with respect to Class A and Class C shares only). Certain purchases of the Trust’s shares are subject to a reduction or elimination of sales charges, as summarized in the Class A and C Prospectus and as described in greater detail in the Guide. Variations in sales charges reflect the varying efforts required to sell shares to separate categories of investors.

Certain clients of the Manager or Sub-Adviser whose assets would be eligible for purchase by the Fund may purchase shares of the Trust with such assets. Assets so purchased by the Fund will be valued in accordance with procedures adopted by the Board of Trustees.

One or more classes of shares of the Fund may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of the Fund, or class of shares thereof, are available for offer and sale in their State of domicile or residence. Shares of the Fund may not be offered or sold in any State unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

As described and subject to any limits in the Class A and Class C Prospectus and the Class D Prospectus under the caption “How to Buy and Sell Shares – Exchanging Shares,” in the Class P Prospectus under the caption “Purchases, Redemptions and Exchanges – Exchange Privilege,” in the Institutional Class Prospectus under the caption “Purchases, Redemptions and Exchanges – Exchange Privilege” and in the Guide (with respect to Class A and Class C shares only), a shareholder may exchange shares of any Fund for shares of the same class of any other Fund of the Trust that is available for investment, or any series of Allianz Funds or PIMCO Funds that is available for investment, on the basis of their respective net asset values. A shareholder may also exchange Institutional Class shares of any Fund for Class M shares of any series of PIMCO Funds, on the basis of their respective net asset values. This exchange privilege may in the future be extended to cover any “interval” funds that may be established and managed by the Manager and its affiliates. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund. For example, if a shareholder invests in Class C shares of one Fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1.00%) exchanges his shares for Class C shares of another Fund, no sales charge would be imposed upon the exchange, but the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder’s investment in the first Fund as described in the Class A and Class C Prospectus under “Alternative Purchase Arrangements.”

Shares of one class of the Fund may be exchanged, at a shareholder’s option, directly for shares of another class of the same Fund (an “intra-Fund exchange”), subject to the terms and conditions described below and to such other fees and charges as set forth in the applicable Prospectus(es) (including the imposition or waiver of any sales charge or CDSC), provided that the shareholder for whom the intra-Fund exchange is being requested meets the eligibility requirements of the class into which such shareholder seeks to exchange. Additional information regarding the eligibility requirements of different share classes, including investment minimums and intended distribution channels, is provided under “Distribution of Trust Shares” above, in the Shareholder’s Guide and/or in the applicable Prospectus(es). Shares of the Fund will be exchanged for shares of a different class of the same Fund on the basis of their respective NAVs. Ongoing fees and expenses incurred by a given share class will differ from those of other share classes, and a shareholder receiving new shares in an intra-Fund exchange may be subject to higher or lower total expenses following such exchange. In addition to changes in ongoing fees and expenses, a shareholder receiving new shares in an intra-Fund exchange may be required to pay an initial sales charge (load) or CDSC. Generally, intra-Fund exchanges into Class A shares will be subject to a Class A sales charge unless otherwise noted below, and intra-Fund exchanges out of Class A or Class C shares will be subject to the standard schedule of CDSCs for the share class out of which the shareholder is exchanging, unless otherwise noted below. If Class C shares are exchanged for Class A shares, a shareholder will be responsible for paying any Class C CDSCs and any applicable Class A sales charge. With respect to shares subject to a CDSC, if less than all of an investment is exchanged out of one class of the Fund, any portion of the investment exchanged will be from the lot of shares that would incur the lowest CDSC if such shares were being redeemed rather than exchanged. Shareholders generally should not recognize gain or loss for U.S. federal income tax purposes upon such an intra-Fund exchange, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If an intra-Fund exchange incurs a CDSC or sales charge, Fund shares may be redeemed to pay such charge, and that redemption will be taxable. Shareholders should consult their tax advisors as to the federal, state and local or non-U.S. tax consequences of an intra-Fund exchange.

Orders for exchanges accepted prior to the time Fund shares are valued on any day the Trust is open for business will be executed at the respective net asset values next determined as of the valuation time for Fund shares on that day. Orders for exchanges received after the time Fund shares are valued on any business day will be executed at the respective net asset values determined as of the valuation time for Fund shares on the next business day.

The Trust and the Manager each reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Trust or the Manager, the transaction would adversely affect the Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Manager to be detrimental to the Trust or the Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege. Because the Fund will not always be able to detect market timing activity, investors should not assume that the Fund will be able to prevent all market timing or other trading practices that may disadvantage the Fund. For example, it is more difficult for the Fund to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the Fund’s underlying beneficial owners.

Pursuant to provisions of agreements between the Distributor and participating brokers, introducing brokers, Service Organizations and other financial intermediaries (together, “intermediaries”) that offer and sell shares and/or process transactions in shares of the Fund, intermediaries are required to engage in such activities in compliance with applicable federal and state securities laws and in accordance with the terms of the Prospectuses, this Statement of Additional Information and the Guide. Among other obligations, to the extent an intermediary has actual knowledge of violations of Fund policies (as set forth in the then current Prospectuses, this Statement of Additional Information or the Guide) regarding (i) the timing of purchase, redemption or exchange orders and pricing of Fund shares, or (ii) market timing or excessive short-term trading, the intermediary is required to report such known violations promptly to the Distributor by calling 1-888-852-3922.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency that makes it impracticable for the Fund to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.

The Trust is committed to paying in cash all requests for redemptions by any shareholder of record of the Fund, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1.00% of the net asset value of the Trust at the beginning of such period. Although the Trust will normally redeem all shares for cash, it may redeem amounts in excess of the lesser of (i) or (ii) above by payment in kind of securities held by the Fund. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to shareholder redemption, the shares in the account do not have a value of at least a specified amount. The applicable minimums and other information about such mandatory redemptions are set forth in the applicable Prospectus or in the Guide. The Trust’s Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees. The Fund may also charge periodic account fees for accounts that fall below minimum balances as described in the Prospectuses.

Redemption Fees

The Fund does not charge redemption fees.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Fund’s portfolio securities. These policies and procedures are designed to protect the confidentiality of the Fund’s portfolio holdings information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board of Trustees.

The Fund may disclose portfolio holdings information as required by applicable law or as requested by governmental authorities. In addition, Allianz Global Fund Management will post portfolio holdings information on its website at www.allianzinvestors.com. This website will contain the Fund’s complete schedule of portfolio holdings as of the last day of the most recent month end. Allianz Global Fund Management will post this information on the website approximately thirty days after a month’s end, and such information will remain accessible on the website until the Fund files a Form N-Q or Form N-CSR on the SEC’s EDGAR website for the period that includes the date of the information. For each portfolio security (not including cash positions), the posted information will include such information about each holding as may be determined by the Manager from time to time. If the Fund’s portfolio holdings information is disclosed to the public (either through a filing on the SEC’s EDGAR website or otherwise) before the disclosure of that information on the Manager’s website, the Fund may post such information on the Manager’s website.

Portfolio holdings of the Fund will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year ending November 30 will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the fiscal quarter ending February 28 will be filed on Form N-Q; (iii) portfolio holdings as of the end of the six-month period ending May 31 will be filed as part of the semi-annual report filed on Form N-CSR; and (iv) portfolio holdings as of the end of the fiscal quarter ending August 31 will be filed on Form N-Q. The Trust’s Form N-CSRs and Form N-Qs will be available on the SEC’s website at www.sec.gov.

Disclosure of the Fund’s portfolio holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to the Manager or Sub-Adviser (together, the “Investment Managers”) or to the Fund’s principal underwriter or Allianz Global Investors of America L.P. and its subsidiaries who provide services to the Fund. In addition, to the extent permitted under applicable law, each Investment Manager may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to the relevant Fund’s service providers (such as custodial services, pricing services, proxy voting services, accounting and auditing services and research and trading services) that require access to such information in order to fulfill their contractual duties with respect to the Fund (“Service Providers”) and to facilitate the review of the Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that the Investment Managers believe is reasonably necessary in connection with the services to be provided. Except to the extent permitted under the Fund’s portfolio holdings disclosure policies and procedures, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, the Investment Manager’s Chief Compliance Officer (or persons designated by the Investment Manager’s Chief Compliance Officer) must determine that, under the circumstances, disclosure is in or not opposed to the best interests of the relevant Fund’s shareholders. Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be subject to a written confidentiality agreement or other duty of confidentiality that prohibits any trading upon the Confidential Portfolio Information.

The Fund has ongoing arrangements to make Confidential Portfolio Information available to the following Service Providers or Rating Agencies:

Name of Vendor	Type of Service	Frequency	Lag Time
Bank of New York	Back-office Outsourcing Service Provider (Middle-Office)	daily	n/a
Bloomberg	Trade system and compliance monitoring	daily	n/a
Compliance Tools	COMPASS Examiner-software used to monitor employee trading	varied	n/a
FactSet	Provider of financial information and analytical applications	daily	n/a
Glass, Lewis & Co.	Proxy voting service	daily	n/a
IDS GmbH	Analysis and reporting services	daily	n/a
Institutional Shareholder Services (ISS)	Proxy voting service	daily	n/a
ITG Solutions Network (Plexus)	Trade execution analysis	daily	n/a
Latent Zero	Trade order management provider	varied	n/a
PricewaterhouseCoopers LLP	Independent Registered Public Accounting Firm	varied	n/a
Ropes & Gray LLP	Legal counsel	varied	n/a
Securities Class Action Services	Class action services	monthly	2 weeks
Simpson Thacher & Bartlett LLP	Legal counsel	varied	n/a
SS&C Technologies	Portfolio accounting service provider	daily	n/a
State Street Bank and Trust Co.	Custodial services / fund accounting	daily	n/a

Exceptions to these procedures may only be made if the Trust’s Chief Executive Officer and Chief Compliance Officer determine that, under the circumstances, such exceptions are in or not opposed to the best interests of the Fund and if the recipients are subject to a confidentiality agreement or other duty of confidentiality that prohibits any trading upon the Confidential Portfolio Information. All exceptions must be reported to the Board of Trustees at its next regularly scheduled meeting.

In addition, the Sub-Adviser may provide investment recommendations to the managers or sponsors of managed or “wrap” accounts (collectively, a “non-discretionary accounts”), usually in the form of a “model” portfolio. To the extent a nondiscretionary account employs investment strategies that are substantially similar or identical to those employed by the Fund, the Sub-Adviser’s portfolio recommendations to the non-discretionary account may result in portfolio holdings that are substantially similar and, in certain cases, nearly identical, to those of the Fund. As a result, any persons with access to portfolio holdings information regarding such a non-discretionary account may indirectly acquire information about the portfolio holdings of, or transactions by, the Fund with similar or identical portfolio holdings.

The Investment Managers shall have primary responsibility for ensuring that the Fund’s portfolio holdings information is only disclosed in accordance with the policies described above. As part of this responsibility, the Investment Managers must maintain such internal informational barriers as they believe are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information.

Other registered investment companies that are advised or sub-advised by the Manager or the Sub-Adviser may be subject to different portfolio holdings disclosure policies, and neither the Manager nor the Board of Trustees of the Trust exercises control over such policies or disclosure. In addition, separate account clients of the Manager and the Sub-Adviser have access to their portfolio holdings and are not subject to the Fund’s portfolio holdings disclosure policies. Some of the registered investment companies that are advised or sub-advised by the Manager or Sub-Adviser and some of the separate accounts managed by the Manager or Sub-Adviser have investment objectives and strategies that are substantially similar or identical to the Fund’s, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Trust and for the other investment management clients of the Manager and Sub-Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Some securities considered for investment by the Fund may also be appropriate for other clients served by the Manager or Sub-Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Manager or Sub-Adviser. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of the Fund in determining whether the allocation of an investment is suitable. As a result, larger funds may become more concentrated in more liquid securities than smaller funds or private accounts of the Manager or Sub-Adviser pursuing a small capitalization investment strategy, which could adversely affect performance. The Manager or Sub-Adviser may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security and the transactions are therefore aggregated, in which event each day’s aggregated transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner that, in the Manager’s or Sub-Adviser’s opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including the Fund.

In addition, as noted above under “Disclosure of Portfolio Holdings,” a Sub-Adviser may provide investment recommendations to the managers or sponsors of non-discretionary accounts, and the Sub-Adviser’s portfolio recommendations to such a non-discretionary account may result in portfolio holdings that are substantially similar and, in certain cases, nearly identical, to those of the Fund. In an effort to provide fair and equitable treatment in the execution of trades and to ensure that the Fund and a similar non-discretionary account normally will not have competing trades outstanding, the Sub-Adviser may implement rotation procedures for alternating between executing trades for the Fund (and other similarly managed funds and accounts) and notifying the manager/sponsor of the non-discretionary account of changes in the Sub-Adviser’s portfolio recommendations (other than in connection with transactions resulting from account rebalancing or account cash flows).

Brokerage and Research Services

There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

The Sub-Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for the Fund through a substantial number of brokers and dealers. In so doing, the Sub-Adviser uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Sub-Adviser, having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions. Because the Fund is newly formed and has not yet commenced operations, the Fund has not paid any amount in brokerage commissions as of the date of this Statement of Additional Information.

The Sub-Adviser places orders for the purchase and sale of portfolio investments for the Fund’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Fund, the Sub-Adviser will seek the best price and execution of the Fund’s orders. In doing so, the Fund may pay higher commission rates than the lowest available when the Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Fund may use a broker-dealer that sells Fund shares to effect transactions for the Fund’s portfolio, the Fund, the Manager and the Sub-Adviser will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Sub-Adviser receives services from many broker-dealers with which the Sub-Adviser places the Fund’s’ portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The management fees paid by the Fund are not reduced because the Sub-Adviser receives such services even though the receipt of such services relieves the Sub-Adviser from expenses they might otherwise bear. Research and brokerage services provided by broker-dealers chosen by the Sub-Adviser to place the Fund’s portfolio transactions may be useful to the Sub-Adviser in providing services to other Sub-Adviser clients, although not all of these services may be necessarily useful and of value to the Sub-Adviser in managing the Fund. Conversely, research and brokerage services provided to the Sub-Adviser by broker-dealers in connection with trades executed on behalf of other clients of the Sub-Adviser may be useful to the Sub-Adviser in managing the Fund, although not all of these services may be necessarily useful and of value to the Sub-Adviser in managing such other clients.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the SEC’s interpretive guidance thereunder, the Sub-Adviser may cause the Fund to pay a broker-dealer that provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the Sub-Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Manager’s overall responsibilities to the advisory accounts for which the Sub-Adviser exercises investment discretion.

Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with brokers that are deemed to be affiliated persons of the Fund, the Manager or the Sub-Adviser. The Fund’s ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. These restrictions could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities. The Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Manager or Sub-Adviser where, in the judgment of the Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Manager or Sub-Adviser may receive and retain compensation for effecting portfolio transactions for the Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the Board of Trustees has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

The status of brokers as “affiliated brokers” depends on factors such as potential affiliations between the Manager and its affiliates (e.g., Allianz SE) and such brokers and their affiliates, which may change over time, thus a broker that is considered an affiliated broker during some time periods may not be considered affiliated during other time periods. Because the Fund is newly formed and has not yet commenced operations, the Fund has not paid any amount in brokerage commissions to affiliated brokers as of the date of this Statement of Additional Information.

Regular Broker-Dealers

Because the Fund is newly formed and has not yet commenced operations, the Fund does not hold any securities of the Trust’s regular broker dealers as of the date of this Statement of Additional Information. “Regular Broker-Dealers” are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company’s portfolio transactions during the company’s most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company’s most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company’s most recent fiscal year.

Portfolio Turnover

A change in the securities held by the Fund is known as “portfolio turnover.” The Sub-Adviser manages the Fund without regard generally to restrictions on portfolio turnover. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. Higher portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses), and may adversely impact the Fund’s after-tax returns. See “Taxation.”

The portfolio turnover rate of the Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year.

While portfolio turnover rates for the Fund will be available under “Financial Highlights” in the Prospectuses, because the Fund is newly formed, the Fund does not currently have any portfolio turnover information.

NET ASSET VALUE

As described in the Prospectuses under the heading “How Fund Shares are Priced,” the net asset value per share (“NAV”) of the Fund’s shares of a particular class is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. The Prospectuses further note that Fund shares are valued on each day that the New York Stock Exchange is open (a “Business Day”), and describe the time (the

“Valuation Time”) as of which Fund shares are valued each Business Day. The Trust expects that the holidays upon which the New York Stock Exchange will be closed are as follows: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

The Fund’s liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class’s distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class’s proportionate interest in the Fund’s assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class’s NAV. Under certain circumstances, NAV of classes of shares of the Fund with higher service and/or distribution fees may be lower than NAV of the classes of shares with lower or no service and/or distribution fees as a result of the relative daily expense accruals that result from paying different service and/or distribution fees. Generally, if the Fund pays income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a the Fund’s classes. In accordance with regulations governing registered investment companies, the Fund’s transactions in portfolio securities and purchases and sales of Fund shares (which bear upon the number of Fund shares outstanding) are generally not reflected in NAV determined for the Business Day on which the transactions are effected (the trade date), but rather on the following Business Day.

The Board of Trustees of the Trust has delegated primary responsibility for determining or causing to be determined the value of the Fund’s portfolio securities and other assets (including any fair value pricing) and NAV of the Fund’s shares to Allianz Global Fund Management, in its capacity as Manager, pursuant to valuation policies and procedures approved by the Board (the “Valuation Procedures”). The Manager has, in turn, delegated various of these responsibilities to State Street Bank & Trust Co., as the Fund’s custodian, the Sub-Adviser, and other agents. The Trustees have established a Valuation Committee of the Board to which they have delegated responsibility for overseeing the implementation of the Valuation Procedures and fair value determinations made on behalf of the Board.

As described in the Prospectuses, for purposes of calculating NAV, the Fund’s investments for which market quotations are readily available are valued at market value. The following summarizes the methods used by the Fund to determine market values for the noted types of securities or instruments (although other appropriate market-based methods may be used at any time or from time to time):

Equity securities are generally valued at the official closing price or the last sale price on the exchange or over-the-counter market that is the primary market for such securities. If no sales or closing prices are reported during the day, equity securities are generally valued at the mean of the last available bid and asked quotations on the exchange or market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers, or pricing services.

Debt securities are generally valued using quotes obtained from pricing services or brokers or dealers.

Futures contracts are generally valued at the settlement price determined by the exchange on which the instrument is primarily traded or, if there were no trades that day for a particular instrument, at the mean of the last available bid and asked quotations on the market in which the instrument is primarily traded.

Exchange-traded options are generally valued at the last sale or official closing price on the exchange on which they are primarily traded, or at the mean of the last available bid and asked quotations on the exchange on which they are primarily traded for options for which there were no sales or closing prices reported during the day. Over-the-counter options not traded on an exchange are valued at a broker-dealer bid quotation.

Swap agreements are generally valued using a broker-dealer bid quotation or on market-based prices provided by other pricing sources.

Portfolio securities and other assets initially valued in currencies other than the U.S. Dollar are converted to U.S. Dollars using exchange rates obtained from pricing services.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

As described in the Prospectuses, if market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Fund’s investments will be valued as determined in good faith pursuant to the Valuation Procedures (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund. The Prospectuses provide additional information regarding the circumstances in which fair value pricing may be used and related information.

TAXATION

The following discussion of U.S. federal income tax consequences of investment in the Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of state, local or non-U.S. tax laws.

Taxation of the Fund

The Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund generally must, among other things:

(a)	derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below);

(b)	diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c)

distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If the Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions could be eligible for the dividends-received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (that is, any net long-term capital gains in excess of the sum of net short-term capital losses and any capital loss carryovers from prior years) properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”), if any, that it distributes to shareholders on a timely basis. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and any net capital gains. Investment company taxable income that is retained by the Fund will be subject to tax at regular corporate rates. The Fund may also retain for investment its net capital gain. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but it may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on properly-filed U.S. tax returns to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain for Capital Gain Dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury regulations permit a regulated investment company, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending on October 31 of such year, plus any retained amount for the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Fund Distributions

Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from the Fund, regardless of whether received in cash or reinvested in additional shares. Such distributions generally will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Distributions received by tax-exempt shareholders generally will not be subject to U.S. federal income tax to the extent permitted under applicable tax law.

For U.S. federal income tax purposes, distributions of investment income generally are taxable to shareholders as ordinary income. Taxes to shareholders on distributions of capital gains are determined by how long the Fund owned (and is treated for U.S. federal income tax purposes as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of Capital Gain Dividends generally will be taxable as long-term capital gains. Long-term capital gain rates applicable to individuals have been temporarily reduced – in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets – for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s “current and accumulated earnings and profits” (generally, the net investment income and net capital gains of the Fund with respect to that year), in which case the excess generally will be treated as a return of capital, which will be tax-free to the holders of the shares, up to the amount of the shareholder’s tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares.

To the extent the Fund makes distributions of capital gains in excess of the Fund’s net capital gains for the taxable year (as reduced by any available capital loss carryforwards from prior taxable years), and the distributions are supported by the Fund’s current and accumulated earnings and profits, the distributions will be taxable as ordinary dividend distributions, even though distributed excess amounts would not have been subject to tax if retained by the Fund. Moreover, in such cases, the capital loss carryforwards that will remain available for future years are reduced by the excess of current-year capital gains over current-year capital losses.

For taxable years beginning before January 1, 2011, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a PFIC.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

A portion of the dividends paid by the Fund from investments in stock of U.S. corporations may qualify for the deduction for dividends received by corporations (subject to certain conditions including a 46-day holding period requirement).

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund may not constitute qualified dividend income to individual shareholders and may not be eligible for the dividends-received deduction for corporate shareholders.

Taxable shareholders should note that the timing of their investment or redemptions could have undesirable tax consequences. Dividends and distributions on shares of the Fund are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s current and accumulated earnings and profits, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the net asset value of the Fund reflects gains that are either unrealized, or income or gains that are realized but not yet distributed. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

Sales, Exchange or Redemption of Shares

The sale, exchange or redemption of shares of the Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Distributions received (or deemed received) by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Options, Futures, Forward Contracts, Swap Agreements, Hedges, Straddles and Other Transactions

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock will be short-term gain or loss. Thus, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options that are not “deep in the money” may give rise to qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

To the extent such investments are permissible for the Fund, the Fund’s transactions in derivative financial instruments, its hedging transactions generally, as well as short sales and similar transactions may be subject to one or more special tax rules (including mark-to-market, constructive sale, notional principal contract, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, to defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules, therefore, could affect the amount, timing and character of distributions to shareholders. The Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.

To the extent such investments are permissible, certain of the Fund’s investments in derivative instruments and in foreign-currency denominated instruments and any of the Fund’s transactions in foreign currencies and its hedging activities are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Short Sales

To the extent the Fund participates in short sales by contracting for the sale of stock it does not own and later purchasing stock necessary to close the sale, the character of the gain or loss realized on such a short sale is determined by reference to the property used to close the short sale and is thus generally short-term. Because net short-term capital gain (after reduction by any long-term capital loss) is generally taxed at ordinary income rates, the Fund’s short sale transactions will likely increase the percentage of the Fund’s gains that are taxable to shareholders as ordinary income.

Original Issue Discount, Pay-In-Kind Securities, and Commodity-Linked Notes

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt obligation, even though payment of that amount is not received until a later time, usually when the debt obligation matures. Increases in the principal amount of an inflation indexed bond will be treated as OID.

Some debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt obligations. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt obligation, even though payment of that amount is not received until a later time, usually when the debt obligation matures. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, pay-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Higher-Risk Securities

To the extent such investments are permissible, the Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. In limited circumstances, it may also not be clear whether the Fund should recognize market discount on a debt obligation, and if so, what amount of market discount the Fund should recognize. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest

A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

Interest paid on debt obligations owned by the Fund, if any, that are considered for U.S. tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Certain Investments in REITs

To the extent such investments are permissible for the Fund, the Fund may invest in REITs. Such investments in REIT equity securities may require the Fund to accrue and to distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

The Fund may invest directly or indirectly in residual interests of real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that “excess inclusion income” of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, should the Fund invest in such interests, it may not be a suitable investment for charitable remainder trusts, as noted below.

In general, “excess inclusion income” allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities subject to tax on unrelated business income (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity), thereby potentially requiring such an entity that is allocated excess inclusion income and otherwise might not be required to file a U.S. federal income tax return, to file such a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax (discussed below).

Tax-Exempt Shareholders

A tax-exempt shareholder could recognize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a regulated investment company that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a regulated investment company that recognizes “excess inclusion income,” then a regulated investment company will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December

2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs are urged to consult their tax advisers concerning the consequences of investing in the Fund.

Private Equity and Hedge Funds

Private equity and hedge funds in which the Fund may invest are most frequently treated as partnerships for U.S. federal income tax purposes. In such cases, the character of a private equity or hedge fund’s underlying income will pass through to the Fund investing in it on a gross basis (unreduced by expenses). As a result, the Fund’s investment in certain private equity and hedge funds may be limited by its intention to qualify as a regulated investment company.

Passive Foreign Investment Companies

Equity investments by the Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, if the Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

A PFIC is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. The Fund’s use of foreign currency transactions may accelerate or increase the amount of ordinary income recognized by shareholders.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit but not a deduction for such foreign taxes.

Non-U.S. Shareholders

Capital Gain Dividends are not subject to withholding of U.S. federal income tax. In general, dividends other than Capital Gain Dividends paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign shareholder”) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

Effective for taxable years of a regulated investment company beginning before January 1, 2010, the regulated investment company is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within a foreign country that has inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the regulated investment company (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests as described below) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly designated by the regulated investment company (“short-term capital gain dividends). Absent legislation extending these exemptions for taxable years beginning on or after January 1, 2010, these special withholding exemptions for interest-related and short-term capital gain dividends will expire and these dividends generally will be subject to withholding as described above. It is currently unclear whether Congress will extend the exemptions for tax years beginning on or after January 1, 2010. The Fund does not currently intend to make such designation with respect to its respective distributions to shareholders and as a result, these exemptions from withholding will not be available to foreign shareholders.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute “U.S. real property interests” (“USRPIs”) or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with the rules set forth below.

Special rules apply to distributions to foreign shareholders from a regulated investment company that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof described below. Additionally, special rules apply to the redemption of shares in a regulated investment company that is a USRPHC or a former USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs – USRPIs are defined as any interest in U.S. real property or any equity interest in a USRPHC or a former USRPHC –the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. If the Fund holds (directly or indirectly) significant interests in REITs it may be a USRPHC. The special rules discussed below will also apply to distributions from a Fund that would be a USRPHC absent exclusions from USRPI treatment for (1) interests in domestically-controlled REITs or regulated investment companies and (2) not-greater-than-5% interests in publicly-traded classes of stock in REITs or regulated investment companies.

In the case of a Fund that is a USRPHC or that would be a USRPHC but for the above-mentioned exceptions from the definition of USRPIs, any distributions by the Fund (including, in certain cases, distributions made by the Fund in redemption of its shares) that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands generally will retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders. (However, absent legislation, after December 31, 2009, this “look-through” treatment for distributions by the Fund to foreign shareholders will apply only to such distributions that, in turn, are attributable to distributions received by a Fund from a lower-tier REIT and required to be treated as USRPI gain in the Fund’s hands.) If the foreign shareholder holds (or has held in the prior year) more than a 5% interest in the Fund, such distributions generally will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business” subject to tax at graduated rates. Moreover, such shareholders generally will be required to file a U.S. income tax return for the year in which the gain is recognized and the Fund will be required to withhold 35% of the amount of such distribution. In the case of all other foreign shareholders (i.e., those whose interest in the Fund did not exceed 5% at any time during the prior year), the USRPI distribution generally will be treated as ordinary income (regardless of any designation by the Fund that such distribution is a short-term capital gain dividend or a Capital Gain Dividend), and the Fund generally must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign shareholder. Foreign shareholders of a Fund may also be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed in the above paragraphs through the sale and repurchase of Fund shares.

In addition, a Fund that is a USRPHC or a former USRPHC must typically withhold 10% of the amount realized in a redemption by a greater-than-5% foreign shareholder, and that shareholder typically must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. On or before December 31, 2009, no such withholding is generally required with respect to amounts paid in redemption of shares of a Fund if the Fund is a domestically controlled USRPHC or, in certain limited cases, if the Fund (whether or not domestically controlled) holds substantial investments in regulated investment companies that are domestically controlled USRPHCs. Absent legislation extending this exemption from withholding beyond December 31, 2009, it will expire at that time and any previously exempt Fund will be required to withhold with respect to amounts paid in redemption of its shares as described above. It is currently unclear whether Congress will extend this exemption from withholding beyond December 31, 2009.

Whether or not the Fund is characterized as a USRPHC will depend upon the nature and mix of the Fund’s assets. The Fund does not expect to be a USRPHC. Foreign shareholders should consult their tax advisors concerning the application of these rules to their investment in the Fund.

If a beneficial holder of Fund shares who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the beneficial holder’s conduct of that trade or business, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

If a beneficial holder of Fund shares who is a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by that beneficial holder in the United States.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders in the Fund should consult their tax advisers in this regard.

A beneficial holder of Fund shares who is a foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shares Purchased through Tax-Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

Other Taxation

From time to time, certain of the Trust’s series may be considered under the Code to be “nonpublicly offered regulated investment companies.” Pursuant to Treasury Department regulations, certain expenses of nonpublicly offered regulated investment companies, including advisory fees, may be deductible by certain shareholders, generally including individuals and entities that compute their taxable income in the same manner as an individual (thus, for example, a qualified pension plan is not subject to this rule). Such a shareholder’s pro rata portion of the “affected RIC expenses” will be treated as an additional dividend to the shareholder and will be deductible by such shareholder, subject to the 2% “floor” on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. A regulated investment company generally will be classified as nonpublicly offered unless it either has at least 500 shareholders at all times during a taxable year or continuously offers shares pursuant to a public offering.

OTHER INFORMATION

Capitalization

The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust on January 10, 2008. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In the event the Fund liquidates, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

Shares begin earning dividends on Fund shares the day after the Trust receives the shareholder’s purchase payment. Net investment income from interest and dividends, if any, will be declared and paid at least annually to shareholders of record by the Fund. Any net capital gains from the sale of portfolio securities will be distributed no less frequently than once annually. Net short-term capital gains may be paid more frequently. Dividend and capital gain distributions of the Fund will be reinvested in additional shares of the Fund or Portfolio unless the shareholder elects to have the distributions paid in cash.

Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of the Fund’s property for all loss and expense of any shareholder of the Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund of which he or she is or was a shareholder is unable to meet its obligations, and thus should be considered remote.

Performance Information

From time to time the Trust may make available certain information about the performance of some or all classes of shares of some or all of the Funds. Information about the Fund’s performance is based on the Fund’s (or its predecessor’s) record to a recent date and is not intended to indicate future performance.

The total return of the classes of shares of the Fund may be included in advertisements or other written material. When the Fund’s total return is advertised, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund (or its predecessor series), as more fully described below. For periods prior to the initial offering date of the advertised class of shares, total return presentations for such class will be based on the historical performance of an older class of the Fund (if any) restated, as necessary, to reflect any different sales charges and/or operating expenses (such as different management fees and/or 12b-1/servicing fee charges) associated with the newer class. In certain cases, such a restatement will result in performance that is higher than if the performance of the older class were not restated to reflect the different operating expenses of the newer class. In such cases, the Trust’s advertisements will also, to the extent appropriate, show the lower performance figure reflecting the actual operating expenses incurred by the older class for periods prior to the initial offering date of the newer class. Total return for each class is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures.

The Fund may also provide current distribution information to their shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of the Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of the Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund’s actual net investment income for that period.

Performance information is computed separately for each class of the Fund. The Fund may from time to time include the total return of each class of its shares in advertisements or in information furnished to present or prospective shareholders. The Fund may from time to time include the yield and total return of each class of its shares in advertisements or information furnished to present or prospective shareholders. The Fund may from time to time include in advertisements the total return of each class and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Inc. or another third party as having the same or similar investment objectives, policies and/or strategies. Information provided to any newspaper or similar listing of the Fund’s net asset values and public offering prices will separately present each class of shares. The Fund also may compute current distribution rates and use this information in its Prospectuses and Statement of Additional Information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.

Investment results of the Fund will fluctuate over time, and any representation of the Fund’s total return or yield for any prior period should not be considered as a representation of what an investor’s total return or yield may be in any future period. The Trust’s Annual and Semi-Annual Reports contain additional performance information for the Fund and is available upon request, without charge, by calling the telephone numbers listed on the cover of this Statement of Additional Information.

Voting Rights

Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. Shareholders may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. In the event that such a request was made, the Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.

Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). All classes of shares of the Fund have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. These shares are entitled to vote at meetings of shareholders. Matters submitted to shareholder vote must be approved by each Fund separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the Trustees have determined that the matter does not affect all series of the Trust, then only shareholders of the series affected shall be entitled to vote on the matter. All classes of shares of the Fund will vote together, except with respect to the Distribution and Servicing Plan applicable to Class A or Class C shares, to the Management Agreement as applicable to a particular class or classes, or when a class vote is required as specified above or otherwise by the 1940 Act.

The Trust’s shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

Certain Ownership of Trust Shares

Because the Fund is newly formed, the Trustees and officers of the Trust as a group own no securities of the Fund as of the date of this Statement of Additional Information.

Appendix B lists persons who own of record 5% or more of the noted class of shares of the Fund as of the dates noted, as well as information about owners of 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to “control” the specified Fund, as that term is defined in the 1940 Act. To the extent a shareholder “controls” the Fund, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholders. Because the Fund is newly-formed, no individual owns 5% or more of a class of the Fund’s shares, and no individual may be presumed to “control” the Fund through share ownership as of the date of this Statement of Additional Information.

Custodian

State Street Bank & Trust Co. (“State Street”), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian for assets of the Fund, and as custodian of the Trust for the custody of the foreign securities acquired by the Fund as it invests in foreign securities. Under the agreement, State Street may hold foreign securities at its principal offices and its branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

Pursuant to rules or other exemptions under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is currently made by the Trust’s “foreign custody manager” (currently, its custodian) following a consideration of a number of factors. Currently, the Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust, but reserves the right to discontinue this practice as permitted by Rule 17f-5. No assurance can be given that the appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Fund will not occur, and shareholders bear the risk of losses arising from these or other events.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017, serves as the independent registered public accounting firm for the Fund. PricewaterhouseCoopers, LLP provides audit services, tax return review and assistance and consultation in connection with review of SEC filings.

Transfer and Shareholder Servicing Agents

Boston Financial Data Services, Inc., 30 Dan Road, Canton, Massachusetts 02021-2809, serves as the Transfer and Shareholder Servicing Agent for the Trust’s Class A, Class C and Class D shares. Boston Financial Data Services, Inc., 330 West 9th Street, 5th Floor, Kansas City, Missouri 64105 serves as the Transfer Agent for the Trust’s Class P and Institutional Class shares.

Legal Counsel

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as legal counsel to the Trust.

Registration Statement

This Statement of Additional Information and the Prospectuses do not contain all of the information included in the Trust’s registration statements filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the relevant registration statement, each such statement being qualified in all respects by such reference.

Forward-Looking Statements

The Trust’s Prospectuses and this Statement of Additional Information include forward-looking statements. All statements other than statements of historical facts contained in the prospectuses and this Statement of Additional Information, including statements regarding Fund investment strategies, are forward-looking statements. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “will,” “expect” and similar expressions, as they relate to the Fund, are intended to identify forward-looking statements. Forward-looking statements are subject to a number of risks, uncertainties and assumptions, some of which are described in the prospectuses and in this Statement of Additional Information. In addition, the Fund’s past results do not necessarily indicate their future results. You should not rely upon forward-looking statements as predictions of future events or performance. You cannot be assured that the events and circumstances reflected in the forward-looking statements will be achieved or occur.

Financial Statements

The Fund is newly formed and has not yet commenced operations and therefore has no financial statements as of the date of this Statement of Additional Information.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

The Fund makes use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining the Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Manager’s or Sub-Adviser’s view of their comparability to rated securities. The Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for the Fund does not mean that all securities held by the Fund will be rated in that category or higher. The Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch, or, if unrated, determined by the Manager or a Sub-Adviser to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. Following is a description of Moody’s, S&P’s and Fitch’s ratings applicable to fixed income securities.

Moody’s Investors Service, Inc.

Corporate and Municipal Bond Ratings

Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds that are rated C are the lowest rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries that carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and either the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days – including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by , and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

Investment Grade

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having predominantly speculative characteristics with respect to the capacity to pay interest and repay principal. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Active Qualifiers

Provisional ratings: The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the “p”; subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

Preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Short Term Issue Credit Ratings

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings: Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Fitch, Inc.

Long-Term Credit Ratings

Investment Grade

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB: Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘RR1’ (outstanding).

CCC: For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘RR2’ (superior), or ‘RR3’ (good) or ‘RR4’ (average).

CC: For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘RR4’ (average) or ‘RR5’ (below average).

C: For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘RR6’ (poor).

RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations. .

D: Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

•	Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

•	The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;

•	The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Recovery Ratings

Fitch Ratings’ assigns Recovery Ratings to securities and issues. These currently are published for most individual obligations of issuers with IDRs in the ‘B’ rating category and below and to structured finance securities that become distressed or have defaulted and are rated in the ‘B’ rating category and below. New issue structured finance securities typically are not assigned a Recovery Rating.

Recoveries gain in importance at lower rating levels because the likelihood of default in the near to medium term is often quite high and differences in recovery values have a more meaningful impact on loss expectations. Among the factors that affect recovery rates for an entity’s security are the collateral, the seniority relative to other obligations in the capital structure, and the company’s expected value in distress. For structured finance securities, the combination of tranche size, relative seniority, and structural features influence recovery values.

The Recovery Scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following a liquidation or termination of the obligor or its associated collateral. As such, it is an ordinal scale and does not attempt to precisely predict a given level of recovery.

Recovery Ratings Scale

RR1: Outstanding recovery prospects given default.

RR2: Superior recovery prospects given default.

RR3: Good recovery prospects given default.

RR4: Average recovery prospects given default.

RR5: Below average recovery prospects given default.

RR6: Poor recovery prospects given default.

While recovery ratings are in relative terms, Fitch does employ recovery bands in its ratings approach.

RR1 rated securities have characteristics in line with securities historically recovering 91%-100% of current principal and related interest.

RR2 rated securities have characteristics in line with securities historically recovering 71%-90% of current principal and related interest.

RR3 rated securities have characteristics in line with securities historically recovering 51%-70% of principal and related interest.

RR4 rated securities have characteristics in line with securities historically recovering 31%-50% of current principal and related interest.

RR5 rated securities have characteristics in line with securities historically recovering 11%-30% of current principal and related interest.

RR6 rated securities have characteristics in line with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings

A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Indicates an entity or sovereign that has defaulted on all of its financial obligations

Qualifiers

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below “CCC”, or to Short-term ratings other than “F1”. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

“NR”: Denotes that Fitch Ratings does not publicly rate the associated issue or issuer.

“WD”: Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

APPENDIX B

CERTAIN OWNERSHIP OF TRUST SHARES

Because the Fund is newly formed, no individual owns 5% or more of a class of the Fund’s shares, and no individual may be presumed to “control” the Fund through share ownership as of the date of this Statement of Additional Information.

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APPENDIX C

ALLIANZ FUNDS MULTI-STRATEGY TRUST (THE “TRUST”)

PROXY VOTING POLICY

1.	It is the policy of the Trust that proxies should be voted in the interest of the shareholders of the appropriate fund, as determined by those who are in the best position to make this determination. The Trust believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	The Trust, for each fund advised by Allianz Global Investors Fund Management LLC (“AGIFM”), delegates the responsibility for voting proxies to AGIFM, which will in turn delegate such responsibility to the sub-adviser of the particular fund. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. Summaries of the detailed proxy voting policies of the Trust’s current sub-advisers are set forth in Appendix B attached hereto. Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.

3.	The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the Board of the Trust promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 12 of Form N-1A; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.	This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser of a fund of the Trust with proxy voting authority for a fund, shall be made available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on the Trust’s website at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and a summaries of the detailed proxy voting policies of each sub-adviser with proxy voting authority shall also be included in the Trust’s SAI.

Appendix A to Proxy Voting Policy

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

PROXY VOTING POLICY SUMMARY

1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund of Allianz Funds Multi-Strategy Trust that it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.	The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 12 of Form N-1A; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.	This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the SAI for the relevant fund.

Appendix B to Proxy Voting Policy

NFJ Investment Group (“NFJ”)

Description of Proxy Voting Policy and Procedures

NFJ typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, NFJ’s primary objective is to make voting decisions solely in the best economic interests of its clients. NFJ will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

NFJ has adopted written Proxy Voting Policies and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that it is voting in the best interest of its clients. The Proxy Guidelines reflect NFJ’s general voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, changes to a portfolio company’s capital structure and corporate governance. For example, NFJ generally votes for proposals to declassify boards and generally opposes proposals to institute supermajority voting requirements relating to business combinations. In addition, because Proxy Guidelines cannot anticipate all situations and the surrounding facts of each proxy issue, some proxy issues may require a case-by-case analysis (whether or not required by the Proxy Guidelines) and may result in a vote being cast that will deviate from the Proxy Guidelines.

In accordance with the Proxy Guidelines, NFJ may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy. NFJ may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. In addition, NFJ may refrain from voting a proxy on behalf of its clients’ accounts in certain circumstances, for example, due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers (including ADRs), timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, NFJ may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on NFJ’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on a foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

NFJ advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender unless the loan is recalled prior to the record date for the vote. NFJ will request that clients notify NFJ in writing if the client has decided to participate in a securities lending program. If a client has decided to participate in a securities lending program, NFJ will generally not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. If the client who participates in a securities lending program requests, NFJ will use reasonable efforts to request the client recall the loaned securities for voting if NFJ has knowledge that the proxy involves a material event (as determined by NFJ) effecting the loaned securities in time to recall and vote the loaned securities.

The ability to timely recall shares for proxy voting purposes is not within the control of NFJ and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time to be voted may not be possible due to applicable proxy voting record dates, the timing of receipt of information and administrative considerations. Accordingly, efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

To assist in the proxy voting process, NFJ may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in NFJ’s handling of proxy voting responsibilities.

Conflicts of Interest. NFJ may have conflicts of interest that can affect how it votes its clients’ proxies. For example, NFJ or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which NFJ votes its clients’ proxies. In order to ensure that all material conflicts of interest are handled appropriately while carrying out its obligation to C-8 vote proxies, NFJ’s Proxy Committee has established procedures addressing how NFJ identifies and resolves any material conflicts of interest with its clients.

APPENDIX D

Procedures for Shareholders to Submit Nominee Candidates

A shareholder of a Fund must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund. Once each quarter, if any Shareholder Recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new Shareholder Recommendations. Because the Fund does not hold annual or other regular meetings of shareholders for the purpose of electing Directors/Trustees, the Committee will accept Shareholder Recommendations on a continuous basis.

2.	All Shareholder Recommendations properly submitted to a Fund will be held by the Secretary until such time as (i) the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a “Director/Trustee Consideration Meeting”) or (ii) the Committee instructs the Secretary to discard a Shareholder Recommendation following a Director/Trustee Consideration Meeting or an Interim Evaluation (as defined below).

3.	At a Director/Trustee Consideration Meeting, the Committee will consider each Shareholder Recommendation then held by the Secretary. Following a Director/Trustee Consideration Meeting, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

4.	A Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an “Interim Evaluation”) for the purpose of determining which Shareholder Recommendations will be considered at the next Director/Trustee Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

5.	The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the number of shares of (and class) of the Fund(s) owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Directors/Trustees or Directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director/Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the number of shares of (and class) of the Fund(s) owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

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